Exhibit 99.1

Lincoln Statistical Report

Fourth Quarter

2003

Lincoln Financial Group

This document is dated February 9, 2004. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group

Statistical Report

Fourth Quarter

2003

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Eleven-Year Summary	5
Quarterly Summary	6

Reconciliation of Business Segments to Consolidated Income Statement	7 - 8
Statement of Consolidated Income	9 - 10
Reconciliation of Business Segments to Consolidated Balance Sheets	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14

Lincoln Retirement
Income Statement & Operational Data	15 - 16
Account Value Roll Forward	17 - 18

Life Insurance
Income Statement	19 - 20
Operational Data	21
Account Value Roll Forward	22 - 23

Investment Management
Income Statement	24 - 25
Assets Under Management Roll Forward	26 - 27

Lincoln UK
Income Statement	28 - 29
Operational Data	30

Other Operations	31

Consolidated
Domestic Retail Deposits / Account Balances	32
Total Domestic Net Flows	32
Assets Managed	33
Investment Data	34
Common Stock / Debt Information	35

NOTES

Definitions and Presentation

•	Income from Operations represents net income excluding the after-tax effects of the items below, as applicable. Income from Operations is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business.

•	Realized gains or losses on investments and derivatives,

•	Restructuring charges,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains (losses) on the sale of subsidiaries

•	Certain other items

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets

•	Gains (losses) on the sale of subsidiaries

•	Deferred gain amortization related to reserve changes on business sold through reinsurance

•	Certain other items

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which is made up of equity, debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the affect of leveraging on LNC’s consolidated results.

•	Accumulated other comprehensive income (“AOCI”) represents unrealized gains (losses) on investments, net gain on derivative instruments, cumulative translation adjustments and minimum pension liability adjustments, net of tax.

•	Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC’s current business. These measures include deposits, net flows, first year premium, inforce and assets under management.

•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2003 presentation.

Accounting Changes

•	During the fourth quarter of 2003, LNC implemented the FASB’s Derivative Implementation Group Statement 133 Implementation Issue No. B36 (“DIG B36”). DIG B36 provides that the embedded derivatives included within modified coinsurance agreements (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. Upon adoption, LNC recorded a $255.2 million after-tax charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNC reclassified related available-for-sale securities to trading account classification and recorded an after-tax gain of $241.5 million.

•	Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for it stock option incentive plans under Statement of Financial Accounting Standards (“FAS”) No. 123, “Accounting for Stock-based Compensation” (“FAS 123”). LNC adopted the retroactive restatement method under FAS No. 148, “Accounting for Stock-based Compensation - Transition and Disclosure”. As a result, LNC has chosen to restate 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994.

ii

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2003 Amount	2002 Amount	Change	% Change	2003 Amount	2002 Amount	Change	% Change
Net Income	194.3	51.0	143.3	280.8%	511.9	48.8	463.1	948.8%
Less:
Realized gains (losses) on investments	42.0	(33.3)	75.3		(11.0)	(177.2)	166.2
Gains (losses) on derivatives	(5.7)	0.2	(5.9)		(1.6)	0.8	(2.4)
Net gain (loss) on reinsurance derivative/trading account securities	2.7	—	2.7		2.7	—	2.7
Reserve development/ amortization of related deferred gain	0.2	(8.2)	8.4		(18.5)	(199.1)	180.5
Restructuring charges	(9.8)	1.7	(11.5)		(35.0)	2.0	(37.1)
Loss on early retirement of subordinated debt	—	—			(3.7)	—	(3.7)
Gain on sale of subsidiaries	—	(9.4)	9.4		—	(9.4)	9.4
Mark-to-market adjustment on reclassification from AFS to trading account securities	241.5	—	241.5		241.5	—	241.5
Cumulative effect - reinsurance embedded derivative acctg.	(255.2)	—	(255.2)		(255.2)	—	(255.2)

Income from Operations	178.7	100.0	78.7	78.7%	592.8	431.6	161.2	37.3%

Net Income - By Segment
Lincoln Retirement	109.9	5.0	104.9	2,089.8%	300.5	53.7	246.8	459.3%
Life Insurance	82.2	59.5	22.6	38.0%	252.1	206.1	46.0	22.3%
Investment Management	18.2	1.1	17.1	1,520.3%	30.2	(1.4)	31.6
Lincoln UK	12.2	17.9	(5.8)	(32.4)%	42.9	37.7	5.2	13.8%
Corporate & Other	(28.1)	(32.6)	4.5		(113.7)	(247.3)	133.6

Total	194.3	51.0	143.3	280.8%	511.9	48.8	463.1	948.8%

Income from Operations - By Segment
Lincoln Retirement	94.1	35.4	58.6	165.4%	331.9	183.4	148.6	81.0%
Life Insurance	73.4	63.1	10.3	16.3%	264.5	269.0	(4.4)	(1.6)%
Investment Management	19.0	2.1	16.9	815.4%	34.5	1.8	32.7	1,769.7%
Lincoln UK	13.0	15.3	(2.3)	(15.0)%	43.6	34.6	9.0	26.0%
Corporate & Other	(20.8)	(15.9)	(4.9)		(81.8)	(57.2)	(24.6)

Total	178.7	100.0	78.7	78.7%	592.8	431.6	161.2	37.3%

Earnings per share (diluted)
Net Income	$1.08	$0.29	$0.79	276.1%	$2.85	$0.26	$2.59	979.5%
Less:
Realized gains (losses) on investments	$0.23	$(0.18)	$0.41		$(0.06)	$(0.95)	$0.89
Gains (losses) on derivatives	$(0.03)		$(0.03)		$(0.01)		$(0.01)
Net Gain (loss) on reinsurance derivative/trading account securities	$0.01		$0.01		$0.01		$0.01
Reserve development/ amortization of related deferred gain		$(0.05)	$0.05		$(0.10)	$(1.08)	$0.98
Restructuring charges	$(0.05)	$0.01	$(0.06)		$(0.20)	$0.01	$(0.21)
Loss on early retirement of subordinated debt					$(0.02)		$(0.02)
Gain on Sale of Subsidiaries		$(0.05)	$0.05			$(0.05)	$0.05
Mark-to-market adjustment on reclassification from AFS to trading account securities	$1.34		$1.34		$1.35		$1.35
Cumulative effect - reinsurance embedded derivative acctg.	$(1.41)		$(1.41)		$(1.42)		$(1.42)

Income from Operations	$0.99	$0.56	$0.42	74.9%	$3.30	$2.34	$0.94	40.2%

Operational Data by Segment (Billions, except where noted):

Lincoln Retirement
Gross Deposits	1.879	1.368	0.511	37.4%	6.244	6.415	(0.171)	(2.7)%
Net Flows	0.536	0.074	0.462	624.3%	1.007	0.453	0.555	122.5%
Account Values (Gross)	57.007	47.525	9.482	20.0%	57.007	47.525	9.482	20.0%
Account Values (Net of Reinsurance)	54.654	45.522	9.132	20.1%	54.654	45.522	9.132	20.1%
Life Insurance Segment
First Year Premium- Retail (in millions)	243.516	223.164	20.352	9.1%	795.673	692.328	103.345	14.9%
First Year Premium- COLI (in millions)	29.623	26.774	2.849	10.6%	125.672	88.109	37.563	42.6%
First Year Premium- Total (in millions)	273.139	249.938	23.200	9.3%	921.345	780.437	140.908	18.1%
In-force	281.340	253.896	27.444	10.8%	281.340	253.896	27.444	10.8%
Account Values	13.420	12.086	1.333	11.0%	13.420	12.086	1.333	11.0%
Investment Management Segment
Retail Deposits	1.666	1.673	(0.007)	(0.4)%	5.583	5.695	(0.112)	(2.0)%
Retail Net Flows	0.584	0.502	0.082	16.3%	1.271	0.806	0.465	57.7%
Institutional In-flows	1.978	1.323	0.654	49.4%	5.859	5.194	0.665	12.8%
Institutional Net Flows	1.061	0.572	0.489	85.6%	2.478	2.106	0.372	17.7%
Total Net Flows	1.645	1.074	0.571	53.2%	3.749	2.912	0.837	28.7%
Assets Under Management- Retail and Inst’l	62.794	46.495	16.299	35.1%	62.794	46.495	16.299	35.1%
Assets Under Management - Insurance Assets	43.024	41.104	1.920	4.7%	43.024	41.104	1.920	4.7%
Assets Under Management - Total Segment	105.818	87.599	18.219	20.8%	105.818	87.599	18.219	20.8%
Consolidated
Domestic Retail Deposits	4.012	3.151	0.861	27.3%	13.222	12.671	0.550	4.3%
Domestic Retail Account Balances	90.593	75.034	15.560	20.7%	90.593	75.034	15.560	20.7%
Total Domestic Retail Net Flows	1.464	0.791	0.672	84.9%	3.719	2.496	1.223	49.0%
Total Domestic Deposits	5.943	4.398	1.544	35.1%	18.931	17.634	1.297	7.4%
Total Domestic Net Flows	2.508	1.364	1.144	83.9%	6.195	4.608	1.587	34.4%

Total Assets Under Management	140.505	115.921	24.583	21.2%	140.505	115.921	24.583	21.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2003 Amount	2002 Amount	Change	% Change	2003 Amount	2002 Amount	Change	% Change
Revenue	1,702.6	1,188.6	514.0	43.2%	5,283.9	4,635.5	648.4	14.0%
Less:
Realized gains (losses) on investments	64.8	(58.9)	123.7	210.0%	(16.7)	(280.9)	264.3	94.1%
Gains (losses) on derivatives	(8.8)	0.3	(9.1)		(2.5)	1.2	(3.7)
Gain (loss) on reinsurance derivative/trading account securities	4.1	—	4.1		4.1	—	4.1
Amortization of deferred gain-reserve development	0.3	0.5	(0.3)		3.6	(0.8)	4.4
Mark-to-market adjustment on reclassification from AFS to trading account securities	371.5	—	371.5		371.5	—	371.5

Operating Revenue	1,270.7	1,246.7	24.0	1.9%	4,923.9	4,916.1	7.8	0.2%

Revenue - By Segment
Lincoln Retirement	634.2	451.4	182.8	40.5%	2,054.7	1,787.7	267.0	14.9%
Life Insurance	505.0	479.6	25.4	5.3%	1,905.5	1,785.0	120.5	6.8%
Investment Management	134.3	102.2	32.1	31.5%	474.4	413.1	61.3	14.8%
Lincoln UK	77.1	51.8	25.3	48.9%	273.5	277.2	(3.8)	(1.4)%
Corporate & Other	351.9	103.6	248.3	239.6%	575.8	372.4	203.3	54.6%

Total	1,702.6	1,188.6	514.0	43.2%	5,283.9	4,635.5	648.4	14.0%

Operating Revenue- By Segment
Lincoln Retirement	506.6	497.6	8.9	1.8%	1,985.1	1,985.5	(0.5)	(0.0)%
Life Insurance	488.2	485.0	3.3	0.7%	1,906.1	1,881.7	24.4	1.3%
Investment Management	133.8	103.6	30.1	29.1%	474.0	418.5	55.5	13.3%
Lincoln UK	78.4	50.6	27.8	54.9%	274.5	275.4	(0.8)	(0.3)%
Corporate & Other	63.7	109.8	(46.1)	(42.0)%	284.2	355.0	(70.7)	(19.9)%

Total	1,270.7	1,246.7	24.0	1.9%	4,923.9	4,916.1	7.8	0.2%

Balance Sheet Assets - End of Period	106,744.9	93,184.6	13,560.2	14.6%	106,744.9	93,184.6	13,560.2	14.6%

Shareholders’ Equity
Beg of Period (including AOCI)	5,586.4	5,436.8	149.6		5,347.5	5,303.8	43.7
End of Period (including AOCI)	5,811.6	5,347.5	464.1		5,811.6	5,347.5	464.1
End of Period (excluding AOCI)	4,942.6	4,612.9	329.7		4,942.6	4,612.9	329.7
Average Equity (excluding AOCI)	4,888.2	4,643.6	244.6		4,756.7	4,983.3	(226.6)

Return on Equity
Net Income/Average Equity (excluding AOCI)	15.9%	4.4%	11.5%		10.8%	1.0%	9.8%
Inc from Operations/Average Equity (excluding AOCI)	14.6%	8.6%	6.0%		12.5%	8.7%	3.8%

Return on Capital
Inc from Operations/Average Capital	12.0%	6.9%	5.1%		10.2%	7.3%	2.9%

Common Stock Outstanding
Average for the Period - Diluted	180.4	178.4	2.0	1.1%	179.4	184.6	(5.1)	(2.8)%
End of Period - Assuming Conv of Pref.	178.5	177.6	0.9	0.5%	178.5	177.6	0.9	0.5%
End of Period - Diluted	180.7	178.5	2.2	1.2%	180.7	178.5	2.2	1.2%
Book Value (including AOCI)	$32.56	$30.10	$2.45	8.1%	$32.56	$30.10	$2.45	8.1%
Book Value (excluding AOCI)	$27.69	$25.97	$1.72	6.6%	$27.69	$25.97	$1.72	6.6%

Cash Returned to Shareholders
Share Repurchase - dollar amount	—	—	—		—	474.5	(474.5)
Dividends Declared to Shareholders	63.0	55.9	7.1		243.5	234.3	9.1

Total Cash Returned to Shareholders	63.0	55.9	7.1		243.5	708.8	(465.4)

Share Repurchase - number of shares	—	—	—		—	12.088	(12.088)
Dividend Declared on Common Stock - per share	$0.350	$0.335	$0.015	4.5%	$1.355	$1.295	$0.060	4.6%

	For the Quarter Ended December 31				For the Year Ended December 31
	2003 Amount	2002 Amount			2003 Amount	2002 Amount
Comprehensive Income
Net Income	194.3	51.0			511.9	48.8
Foreign Currency Translation	42.0	15.4			58.2	58.8
Net Unrealized Gains (Losses) on Securities	(11.4)	(64.3)			39.8	557.6
Gains (Losses) on Derivatives	(1.1)	1.1			(6.3)	6.8
Minimum Pension Liability Adjustment	43.9	(62.6)			42.7	(61.9)

Comprehensive Income	267.7	(59.3)			646.4	610.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Amounts in Millions]

	For the Quarter Ended December 31				For the Year Ended December 31
	2003 Amount	2002 Amount	Change	% Change	2003 Amount	2002 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	454.1	446.2	7.9	1.8%	1,698.4	1,726.8	(28.3)	(1.6)%
Investment Advisory Fees	58.3	44.7	13.6	30.5%	205.0	183.3	21.7	11.8%
Net Investment Income	659.2	667.3	(8.1)	(1.2)%	2,638.5	2,631.9	6.6	0.3%
Realized Gains (Losses) on Investments	64.8	(58.9)	123.7		(16.7)	(280.9)	264.3
Gains (Losses) on Derivatives	(8.8)	0.3	(9.1)		(2.5)	1.2	(3.7)
Gain on Reinsurance Derivative/Trading Account Securities	4.1	—	4.1		4.1	—	4.1
Amortization of Deferred Gain on Indemnity Reinsurance	17.4	6.9	10.4	150.5%	72.3	75.2	(3.0)	(3.9)%
Mark-to-Market Adjustment on Reclassification from AFS to Trading Account Securities	371.5	—	371.5		371.5	—	371.5
Other	82.0	82.0	—		313.2	298.0	15.2	5.1%

Total Revenue	1,702.6	1,188.6	514.0	43.2%	5,283.9	4,635.5	648.4	14.0%

Benefits and Expenses:
Benefits	583.1	666.2	(83.1)	(12.5)%	2,428.5	2,859.5	(431.0)	(15.1)%
Underwriting, Acquisition, Insurance and Other Expenses	473.7	478.0	(4.3)	(0.9)%	1,807.8	1,829.8	(22.0)	(1.2)%

Total Benefits and Expenses	1,056.8	1,144.2	(87.4)	(7.6)%	4,236.3	4,689.3	(453.0)	(9.7)%

Income before Federal Taxes	645.7	44.4	601.3		1,047.6	(53.8)	1,101.4
Federal Income Taxes	196.2	(6.6)	202.8		280.4	(102.6)	383.1

Income before Accounting Changes	449.6	51.0	398.5		767.2	48.8	718.3
Cumulative Effect of Accounting Changes	(255.2)	—	(255.2)		(255.2)	—	(255.2)

Net Income	194.3	51.0	143.3	280.7%	511.9	48.8	463.1	948.9%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	241.4	(13.4)	254.8		463.0	(5.6)	468.6
Life Insurance	120.3	86.0	34.2		365.4	294.2	71.2
Investment Management	15.2	2.0	13.2		34.6	(0.9)	35.6
Lincoln UK	17.2	15.1	2.1		64.5	34.3	30.1
Corporate and Other	251.7	(45.3)	297.0		120.0	(375.9)	495.9

Income before Tax and Cumulative Effect of Accounting Changes	645.7	44.4	601.3		1,047.6	(53.8)	1,101.4

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	38.9	(46.2)	85.1		(19.1)	(197.8)	178.7
Life Insurance	17.4	(5.4)	22.8		0.0	(96.7)	96.7
Investment Management	0.5	(1.5)	2.0		0.4	(5.4)	5.8
Lincoln UK	(1.3)	1.2	(2.5)		(1.1)	1.9	(2.9)
Corporate and Other	0.5	1.5	(1.1)		0.6	26.6	(26.0)

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	56.0	(50.3)	106.3		(19.2)	(271.5)	252.3

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	25.3	(30.4)	55.7		(12.4)	(128.6)	116.1
Life Insurance	11.3	(3.5)	14.9		0.0	(62.9)	62.9
Investment Management	0.3	(0.9)	1.3		0.3	(3.5)	3.8
Lincoln UK	(0.9)	0.8	(1.7)		(0.7)	1.3	(2.0)
Corporate and Other	0.2	1.0	(0.8)		0.3	17.3	(17.0)

After-Tax Realized Gains (Losses) on Investments and Derivatives	36.3	(33.1)	69.3		(12.6)	(176.4)	163.8

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	December 2003 Amount	December 2002 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	32,769.5	32,767.5	2.0	0.0%
Equities	199.1	337.2	(138.1)	(41.0)%
Trading Securities	3,120.1	—	3,120.1	100.0%
Mortgage Loans on Real Estate	4,195.0	4,205.5	(10.4)	(0.2)%
Real Estate	112.9	279.7	(166.8)	(59.6)%
Policy Loans	1,924.4	1,945.6	(21.2)	(1.1)%
Other Long-Term Investments	456.7	464.4	(7.7)	(1.7)%

Total Investments	42,777.6	39,999.9	2,777.8	6.9%
Assets Held in Separate Accounts	46,565.2	36,178.3	10,386.8	28.7%
Other Assets	17,402.1	17,006.5	395.6	2.3%

Total Assets	106,744.9	93,184.6	13,560.2	14.6%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	47,318.1	44,845.3	2,472.8	5.5%
Liabilities Related to Separate Accounts	46,565.2	36,178.3	10,386.8	28.7%
Other Liabilities	7,050.0	6,813.6	236.5	3.5%

Total Liabilities	100,933.2	87,837.2	13,096.1	14.9%
Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	815.1	781.6	33.5	4.3%
Minimum Pension Liability Adjustment	(55.1)	(97.8)	42.7	43.7%
Foreign Currency Translation Adjustment	109.0	50.8	58.2	114.5%
Other Shareholders’ Equity	4,942.5	4,612.9	329.7	7.1%

Total Shareholders’ Equity	5,811.6	5,347.5	464.1	8.7%

Total Liabilities and Shareholders’ Equity	106,744.9	93,184.6	13,560.2	14.6%

	As of
	December 2003 Amount	December 2002 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	2,970.9	2,885.3	85.6	3.0%
Deferral	658.7	627.3	31.4	5.0%
Amortization	(323.1)	(346.7)	23.6	6.8%

Included in Total Benefits and Expenses	335.7	280.6	55.1	19.6%
Adjustment related to realized (gains) losses on available-for-sale securities	(50.2)	115.0	(165.2)	(143.6)%
Adjustment related to unrealized (gains) losses on available-for-sale securities	(126.0)	(338.6)	212.6	62.8%
Foreign currency translation adjustment	62.0	56.9	5.1	8.9%
Other	—	(28.4)	28.4	100.0%

Balance at end-of-period	3,192.3	2,970.9	221.5	7.5%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	1,250.1	1,362.5	(112.4)	(8.2)%
Amortization	(80.2)	(136.5)	56.3	41.2%
Foreign currency translation adjustment	26.6	24.1	2.5	10.5%

Balance at end-of-period	1,196.5	1,250.1	(53.6)	(4.3)%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	Ten-Year compound annual growth
Revenue
Lincoln Retirement	2,054.7	1,787.7	1,968.3	2,133.7	2,115.8	2,068.1	2,023.0	1,805.0	1,877.1	1,506.2	1,603.8	2.5%
Life Insurance	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5	544.8	549.2	514.9	466.2	477.5	14.8%
Investment Management	474.4	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5
Lincoln UK	273.5	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	174.9	4.6%
Corporate & Other	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1	1,444.3	1,575.6	1,552.5	1,744.1	2,680.9

Total Revenue	5,283.9	4,635.5	6,378.0	6,847.1	6,803.7	6,087.1	4,898.5	4,733.6	4,586.5	3,932.5	4,937.1	0.7%

Net Income
Lincoln Retirement	300.5	53.7	265.1	354.7	291.5	273.8	263.3	204.3	248.8	142.4	127.1	9.0%
Life Insurance	252.1	206.1	229.3	246.0	211.5	127.5	39.1	51.8	40.6	34.2	37.8	20.9%
Investment Management	30.2	(1.4)	(9.0)	17.9	51.6	44.4	25.1	25.0	27.4
Lincoln UK	42.9	37.7	66.8	(15.1)	(18.2)	71.7	(106.8)	66.0	45.7	18.5	12.6
Corporate & Other	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)	(101.1)

Total Net Inc from Cont Oper	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4	165.5	76.4	21.0%
Discontinued Operations	—	—	—	—	—	—	911.8	157.2	180.8	184.4	242.5

Total Net Income	511.9	48.8	545.7	585.3	460.4	509.8	934.0	513.6	482.2	349.9	318.9	4.8%

Income from Operations
Lincoln Retirement	331.9	183.4	316.2	358.1	299.4	262.4	223.0	174.6	175.2	142.4	127.1	10.1%
Life Insurance	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4	34.2	37.8	21.5%
Investment Management	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6
Lincoln UK	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9	17.2	11.9	13.9%
Corporate & Other	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8	20.8

Total Income from Cont Oper	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8	218.6	197.6	11.6%
Discontinued Operations	—	—	—	—	—	—	110.1	135.3	165.6	171.1	145.9

Income from Operations	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1	306.5	389.7	343.5	5.6%

OTHER DATA

Assets	106,744.9	93,184.6	98,041.6	99,870.6	103,095.7	93,836.3	77,174.7	71,713.4	63,257.7	48,864.8	47,825.1	8.4%

Shareholders’ Equity
Including AOCI	5,811.6	5,347.5	5,303.8	4,980.6	4,263.9	5,387.9	4,982.9	4,470.0	4,378.1	3,042.1	4,072.3	3.6%
Excluding AOCI	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6	3,669.2	3,353.1	3,157.6	4.6%
Average Equity (excluding AOCI)	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7	3,400.3	3,288.6	3,009.0	4.7%

Common Shares Outstanding (millions)
End of Period - Diluted	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3	208.3	208.3
Average for the Period - Diluted	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7	208.7	206.1

Per Share Data (Diluted)
Net Income from Continuing Operations	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43	$0.79	$0.37	22.6%
Net Income	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29	$1.68	$1.55	6.3%
Income (Loss) from Continuing Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$(0.24)	$1.44	$0.67	$1.05	$0.96	13.2%
Income from Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45	$1.87	$1.67	7.1%

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	$19.69	5.2%
Shareholders’ Equity (Excluding accum AOCI)	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	$15.27	6.1%
Dividends Declared (Common Stock)	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06	$1.00	$0.94	$0.875	$0.830	$0.775	5.7%

Return on Equity
Net Income/Average Equity	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%	10.6%
Inc from Operations/Average Equity	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%	11.4%

Market Value of Common Stock
High for the Year	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88	$22.19	$24.13
Low for the Year	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31	$17.31	$17.34
Close for the Year	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88	$17.50	$21.75	6.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Revenue
Lincoln Retirement	467.5	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2
Life Insurance	464.7	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0
Investment Management	110.8	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3
Lincoln UK	53.4	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1
Corporate & Other	367.4	88.5	88.5	91.8	103.6	73.0	76.1	74.8	351.9

Total Revenue	1,463.8	1,126.0	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6

Net Income
Lincoln Retirement	53.1	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9
Life Insurance	50.9	43.5	56.7	46.4	59.5	48.5	65.6	55.8	82.2
Investment Management	(2.4)	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2
Lincoln UK	22.0	10.3	9.3	0.2	17.9	6.8	12.4	11.5	12.2
Corporate & Other	33.2	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)

Total Net Income	156.9	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3

Income from Operations
Lincoln Retirement	73.7	79.4	46.8	21.8	35.4	57.4	86.1	94.3	94.1
Life Insurance	72.3	70.4	72.8	62.7	63.1	60.7	71.8	58.7	73.4
Investment Management	(1.3)	3.1	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0
Lincoln UK	19.0	13.8	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0
Corporate & Other	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)

Income from Operations	186.7	153.1	116.4	62.1	100.0	104.8	153.3	156.0	178.7

OTHER DATA

Assets	98,041.6	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9

Shareholders’ Equity
Beg of Period (including AOCI)	5,405.0	5,303.8	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4
End of Period (including AOCI)	5,303.8	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6
End of Period (excluding AOCI)	5,130.6	5,174.7	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6
Average Equity (excluding AOCI)	5,179.0	5,179.8	5,165.8	4,944.0	4,643.6	4,682.0	4,672.0	4,784.5	4,888.2

Common Shares Outstanding
Average for the Period - Diluted	190.9	190.0	188.5	183.2	178.4	178.3	179.2	179.9	180.4
End of Period - Diluted	189.3	190.2	186.1	178.2	178.5	178.4	179.5	179.9	180.7

Per Share Data (Diluted)
Net Income	$0.82	$0.45	$0.26	$(0.74)	$0.29	$0.23	$0.80	$0.74	$1.08
Income from Operations	$0.98	$0.81	$0.62	$0.34	$0.56	$0.59	$0.86	$0.87	$0.99

Shareholders’ Equity
Shareholders’ Equity (including AOCI)	28.32	27.53	29.01	30.64	30.10	30.66	32.68	31.34	32.56
Shareholders’ Equity (excluding AOCI)	27.39	27.54	27.21	25.87	25.97	25.94	26.41	26.87	27.69
Dividends Declared (Common Stock)	0.320	0.320	0.320	0.320	0.335	0.335	0.335	0.335	0.350

Return on Equity
Net Income/Average Equity	12.1%	6.6%	3.8%	(11.0)%	4.4%	3.6%	12.2%	11.1%	15.9%
Inc from Operations/Average Equity	14.4%	11.8%	9.0%	5.0%	8.6%	8.9%	13.1%	13.0%	14.6%

Market Value of Common Stock
Highest Price	$49.450	$53.650	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320
Lowest Price	$40.000	$47.200	$40.750	$29.120	$25.150	$24.730	$27.870	$34.630	$35.410
Closing Price	$48.570	$50.730	$42.000	$30.550	$31.580	$28.000	$35.630	$35.380	$40.370

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Amounts in Millions]

For the Quarter Ended December 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
Revenue
Life and annuity premiums	5.6	8.7	52.2	56.4			18.8	13.5
Surrender charges	6.2	7.4	16.1	15.5
Mortality assessments			128.4	127.3			8.7	8.9
Expense assessments	124.8	100.6	55.0	56.3			24.6	22.8
Health premiums							0.5	0.6
Investment advisory fees					84.4	68.9
Other revenue and fees	0.5	2.7	8.4	6.2	36.9	22.1	9.6	(11.9)
Net investment income	369.5	378.3	228.1	223.3	12.5	12.7	16.2	16.6
Realized gains (losses) on investments	44.7	(46.1)	20.5	(5.5)	0.5	(1.5)	(1.3)	1.2
Gains (losses) on derivatives	(5.8)	(0.1)	(3.1)	0.1
Gain (loss) on reins. derivative/trading account securities	2.8		(0.6)
Mark-to-market adjustment on reclassification from AFS to trading account securities	86.0

Total Revenue	634.2	451.4	505.0	479.6	134.3	102.2	77.1	51.8

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	37.1	78.4	83.2	114.6			26.5	21.2
Div accum & div to policyholders			33.8	22.8
Interest credited to policy bal.	214.0	231.7	147.5	150.7
Health policy benefits							6.8	1.8

Total insurance benefits	251.1	310.1	264.5	288.0			33.3	23.1
Underwriting, acquisition, insurance and other expenses:
Commissions	96.8	72.8	44.3	38.6			0.8	1.3
Other volume related expenses	22.8	18.1	62.6	58.3
Operating and administrative expenses	58.5	69.9	45.4	44.7	113.3	95.8	20.0	20.6
Restructuring charges	5.5		4.2		1.7			(1.7)
Taxes, licenses and fees	4.0	(0.5)	18.0	11.5	2.1	2.4
Par policyholder interests
Foreign exchange

Subtotal	187.6	160.4	174.4	153.2	117.1	98.2	20.8	20.2
Deferral of acquisition costs	(80.1)	(55.3)	(112.1)	(101.4)			(1.6)	(0.6)
DAC amortization	32.5	29.6	38.0	36.3			14.7	(11.5)

DAC deferral net of amortization	(47.6)	(25.7)	(74.1)	(65.1)			13.1	(12.1)
PVIF amortization	1.8	20.0	19.9	17.4			(7.3)	5.5
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	141.8	154.8	120.2	105.5	119.1	100.2	26.6	13.6
Goodwill amortization
Interest

Benefits and Expenses	392.9	464.8	384.8	393.6	119.1	100.2	59.9	36.7

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	241.4	(13.4)	120.3	86.0	15.2	2.0	17.2	15.1

Federal income taxes	67.9	(18.4)	38.7	26.5	(3.0)	0.9	5.1	(2.8)

Income Before Cumulative Effect of Accounting Change	173.5	5.0	81.6	59.5	18.2	1.1	12.2	17.9

Cumulative effect of accounting change	(63.6)		0.6

Net Income	109.9	5.0	82.2	59.5	18.2	1.1	12.2	17.9

Less:
Restructuring charges	(3.6)		(2.7)		(1.1)			1.7
Realized gains (losses) on investments	29.1	(30.4)	13.4	(3.6)	0.3	(0.9)	(0.9)	0.8
Gains (losses) on derivatives	(3.8)		(2.0)	0.1
Net gain (loss) on reinsurance derivative/trading account securities	1.8		(0.4)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries
Loss on early retirement of subordinated debt
Mark-to-market adjustment on reclassification from AFS to trading account securities	55.9
Cumulative effect - reins. embedded derivative acctg.	(63.6)		0.6

Income from Operations	94.1	35.4	73.4	63.1	19.0	2.1	13.0	15.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Amounts in Millions]

For the Quarter Ended December 31	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
Revenue
Life and annuity premiums		2.2			76.6	80.7
Surrender charges			0.7	0.6	23.0	23.5
Mortality assessments	1.0	(0.9)			138.1	135.3
Expense assessments	(1.0)	0.9	12.4	7.0	215.9	187.6
Health premiums	0.1	18.4			0.5	19.1
Investment advisory fees			(26.2)	(24.2)	58.3	44.7
Amortization of deferred gain	17.4	6.9			17.4	6.9
Amortization of deferred gain-reserve development	0.3	0.5			0.3	0.5
Other revenue and fees	140.0	141.4	(113.7)	(78.9)	81.7	81.5
Net investment income	33.6	37.7	(0.6)	(1.3)	659.2	667.3
Earnings in unconsolidated affiliates
Realized gains (losses) on investments	0.3	(10.2)		3.2	64.8	(58.9)
Gains (losses) on derivatives	0.2	0.3			(8.8)	0.3
Gain (loss) on reins. derivative/trading account securities	1.9				4.1
Mark-to-market adjustment on reclassification from AFS to trading account securities	285.5				371.5

Total Revenue	479.2	197.3	(127.3)	(93.7)	1,702.6	1,188.6

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	(32.4)	(0.2)			114.5	214.0
Div accum & div to policyholders	(0.0)	(0.0)			33.8	22.8
Interest credited to policy bal.	27.6	21.4	6.6	7.2	395.7	411.1
Health policy benefits	32.3	3.3			39.1	5.1
Reserve developments on Reins. business sold		13.2				13.2

Total insurance benefits	27.5	37.7	6.6	7.2	583.1	666.2
Underwriting, acquisition, insurance and other expenses:
Commissions	22.1	42.2	9.4	7.1	173.5	162.0
Other volume related expenses	73.9	58.7	(58.3)	(62.5)	101.0	72.6
Operating and administrative expenses	74.3	73.8	(80.1)	(45.2)	231.4	259.7
Restructuring charges	3.6				15.0	(1.7)
Loss on early retirement of subordinated debt
Taxes, licenses and fees	3.2	9.1			27.3	22.6
Par policyholder interests
Foreign exchange		(0.6)				(0.6)

Subtotal	177.1	183.2	(128.9)	(100.5)	548.1	514.6
Deferral of acquisition costs			(10.2)	(10.5)	(204.0)	(167.8)
DAC amortization	0.1	0.1	5.8	8.2	91.0	62.8

DAC deferral net of amortization	0.1	0.1	(4.4)	(2.2)	(112.9)	(105.0)
PVIF amortization					14.4	43.0
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	177.2	183.3	(133.3)	(102.8)	451.5	454.5
Goodwill amortization
Interest	22.8	24.8	(0.6)	(1.3)	22.2	23.5

Total Benefits and Expenses	227.5	245.8	(127.3)	(96.9)	1,056.8	1,144.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	251.7	(48.5)		3.2	645.7	44.4
Federal income taxes	87.6	(13.9)		1.1	196.2	(6.6)

Income Before Cumulative Effect of Accounting Change	164.1	(34.6)	(0.0)	2.1	449.6	51.0

Cumulative effect of accounting change	(192.2)				(255.2)

Net Income	(28.1)	(34.6)	(0.0)	2.1	194.3	51.0

Less:
Restructuring charges	(2.4)	0.0			(9.8)	1.7
Realized gains (losses) on investments	0.1	0.8			42.0	(33.3)
Gains (losses) on derivatives	0.1	0.2			(5.7)	0.2
Net gain (loss) on reinsurance derivative/trading account securities	1.3				2.7
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.2	(8.2)			0.2	(8.2)
Gain on sale of subsidiaries		(11.5)		2.1		(9.4)
Loss on early retirement of subordinated debt
Mark-to-market adjustment on reclassification from AFS to trading account securities	185.6				241.5
Cumulative effect - reins. embedded derivative acctg.	(192.2)				(255.2)

Income from Operations	(20.8)	(15.9)	0.0	(0.0)	178.7	100.0

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 7A

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Amounts in Millions]

For the Year Ended December 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
Revenue
Life and annuity premiums	21.9	47.4	194.8	203.6			60.2	48.0
Surrender charges	28.9	31.2	53.6	54.1
Mortality assessments			516.7	501.5			35.7	32.4
Expense assessments	441.9	446.2	201.8	199.5			93.9	105.3
Health premiums			0.1	0.2			2.0	2.6
Investment advisory fees					306.2	281.0
Other revenue and fees	8.7	3.3	28.0	23.7	117.9	87.0	18.6	24.9
Net investment income	1,483.7	1,457.5	911.1	899.1	49.9	50.5	64.1	62.1
Realized gains (losses) on investments	(12.5)	(196.6)	3.6	(98.2)	0.4	(5.4)	(1.1)	1.9
Gains (losses) on derivatives	(6.6)	(1.2)	(3.6)	1.5
Gain (loss) on reins. derivative/trading account securities	2.8		(0.6)
Mark-to-market adjustment on reclassification from AFS to trading account securities	86.0

Total Revenue	2,054.7	1,787.7	1,905.5	1,785.0	474.4	413.1	273.5	277.2

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	181.5	314.1	416.0	427.4			85.5	70.8
Div accum & div to policyholders			81.6	76.0
Interest credited to policy bal.	867.7	903.8	598.2	598.6
Health policy benefits							13.0	13.4

Total insurance benefits	1,049.2	1,217.9	1,095.9	1,102.0			98.6	84.2
Underwriting, acquisition, insurance and other expenses:
Commissions	318.5	320.8	141.8	139.8			3.8	6.1
Other volume related expenses	67.5	64.6	208.3	190.4
Operating and administrative expenses	226.2	231.3	166.2	162.2	414.6	393.2	78.3	77.0
Restructuring charges	20.1	1.6	19.5		7.1	(0.4)		(1.7)
Taxes, licenses and fees	17.7	11.5	62.2	53.2	10.3	13.0
Par policyholder interests
Foreign exchange

Subtotal	650.0	629.8	598.0	545.6	431.9	405.8	82.1	81.4
Deferral of acquisition costs	(242.5)	(243.9)	(370.8)	(336.5)			(3.5)	(3.5)
DAC amortization	125.5	157.7	135.5	105.8			42.5	50.0

DAC deferral net of amortization	(117.0)	(86.2)	(235.2)	(230.7)			39.1	46.5
PVIF amortization	9.5	31.8	81.4	73.9			(10.7)	30.8
Other intangibles amortization					7.9	8.2

Total underwriting, acquisition, insurance and other expenses	542.5	575.4	444.2	388.8	439.8	414.0	110.4	158.7

Benefits and Expenses	1,591.7	1,793.3	1,540.1	1,490.8	439.8	414.0	209.0	242.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	463.0	(5.6)	365.4	294.2	34.6	(0.9)	64.5	34.3

Federal income taxes	98.9	(59.3)	113.9	88.1	4.5	0.5	21.6	(3.4)

Income Before Cumulative Effect of Accounting Change	364.1	53.7	251.5	206.1	30.2	(1.4)	42.9	37.7

Cumulative effect of accounting change	(63.6)		0.6

Net Income	300.5	53.7	252.1	206.1	30.2	(1.4)	42.9	37.7

Less:
Restructuring charges	(13.1)	(1.0)	(12.7)		(4.6)	0.3		1.7
Realized gains (losses) on investments	(8.2)	(127.8)	2.3	(63.8)	0.3	(3.5)	(0.7)	1.3
Gains (losses) on derivatives	(4.3)	(0.8)	(2.3)	1.0
Net gain (loss) on reinsurance derivative/trading account securities	1.8		(0.4)
Reserve development on business sold through reinsurance/ Amortization of deferred gain
Gain on sale of subsidiaries
Loss on early retirement of subordinated debt
Mark-to-market adjustment on reclassification from AFS to trading account securities	55.9
Cumulative effect - reins. embedded derivative acctg.	(63.6)		0.6

Income from Operations	331.9	183.4	264.5	269.0	34.5	1.8	43.6	34.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Amounts in Millions]

For the Year Ended December 31	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
Revenue
Life and annuity premiums		(3.3)			277.0	295.6
Surrender charges			2.3	2.4	84.7	87.8
Mortality assessments	(1.9)	(3.6)			550.5	530.3
Expense assessments	1.9	3.6	42.8	38.1	782.3	792.7
Health premiums	1.9	17.5			4.0	20.3
Investment advisory fees			(101.2)	(97.7)	205.0	183.3
Amortization of deferred gain	72.3	75.2			72.3	75.2
Amortization of deferred gain-reserve development	3.6	(0.8)			3.6	(0.8)
Other revenue and fees	460.9	438.6	(324.4)	(277.9)	309.7	299.5
Net investment income	133.2	168.6	(3.5)	(6.0)	2,638.5	2,631.9
Earnings in unconsolidated affiliates		(0.6)				(0.6)
Realized gains (losses) on investments	(7.1)	14.2		3.2	(16.7)	(280.9)
Gains (losses) on derivatives	7.6	0.9			(2.5)	1.2
Gain (loss) on reins. derivative/trading account securities	1.9				4.1
Mark-to-market adjustment on reclassification from AFS to trading account securities	285.5				371.5

Total Revenue	959.8	710.3	(384.0)	(337.9)	5,283.9	4,635.5

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	0.6	(1.1)			683.7	811.3
Div accum & div to policyholders					81.6	76.0
Interest credited to policy bal.	124.8	83.5	26.4	31.3	1,617.0	1,617.1
Health policy benefits	1.0	36.3			14.1	49.7
Reserve developments on reins. business sold	32.1	305.4			32.1	305.4

Total insurance benefits	158.5	424.2	26.4	31.3	2,428.5	2,859.5
Underwriting, acquisition, insurance and other expenses:
Commissions	80.1	86.1	31.9	26.5	576.1	579.4
Other volume related expenses	227.7	201.1	(175.0)	(199.3)	328.4	256.8
Operating and administrative expenses	250.2	248.7	(241.0)	(184.4)	894.4	928.0
Restructuring charges	7.2	(1.7)			53.8	(2.2)
Loss on early retirement of subordinated debt	5.6				5.6
Taxes, licenses and fees	17.2	29.1			107.4	106.8
Par policyholder interests
Foreign exchange	(0.0)	0.3			(0.0)	0.3

Subtotal	588.0	563.7	(384.1)	(357.2)	1,965.8	1,869.0
Deferral of acquisition costs		(1.4)	(42.0)	(42.0)	(658.7)	(627.3)
DAC amortization	0.4	0.4	19.2	32.9	323.1	346.7

DAC deferral net of amortization	0.4	(1.0)	(22.8)	(9.2)	(335.7)	(280.6)
PVIF amortization					80.2	136.5
Other intangibles amortization					7.9	8.2

Total underwriting, acquisition, insurance and other expenses	588.3	562.6	(406.9)	(366.4)	1,718.3	1733.2
Interest	93.0	102.6	(3.5)	(6.0)	89.5	96.6

Total Benefits and Expenses	839.8	1,089.4	(384.0)	(341.1)	4,236.3	4,689.3

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	120.0	(379.1)		3.2	1,047.6	(53.8)
Federal income taxes	41.5	(129.7)		1.1	280.4	(102.6)

Income Before Cumulative Effect of Accounting Change	78.5	(249.4)		2.1	767.2	48.8

Cumulative effect of accounting change	(192.2)				(255.2)

Net Income	(113.7)	(249.4)	0.0	2.1	511.9	48.8

Less:
Restructuring charges	(4.7)	1.1			(35.0)	2.0
Realized gains (losses) on investments	(4.7)	16.7			(11.0)	(177.2)
Gains (losses) on derivatives	5.0	0.6			(1.6)	0.8
Net gain (loss) on reinsurance derivative/trading account securities	1.3				2.7
Reserve development on business sold through reinsurance/ amortization of deferred gain	(18.5)	(199.1)			(18.5)	(199.1)
Gain on sale of subsidiaries		(11.5)		2.1		(9.4)
Loss on early retirement of subordinated debt	(3.7)				(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities	185.6				241.5
Cumulative effect - reins. embedded derivative acctg.	(192.2)				(255.2)

Income from Operations	(81.8)	(57.2)	0.0	(0.0)	592.8	431.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 8A

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Life and annuity premiums	1,183.0	1,403.3	1,363.4	295.6	277.0
Surrender charges	110.2	114.7	101.5	87.8	84.7
Mortality assessments	496.4	496.5	533.3	530.3	550.5
Expense assessments	896.0	1,013.1	880.1	792.7	782.3
Health premiums	698.5	409.8	340.6	20.3	4.0
Investment advisory fees	223.8	213.1	197.2	183.3	205.0
Amortization of deferred gain			20.4	75.2	72.3
Amortization of deferred gain-reserve development				(0.8)	3.6
Other revenue and fees	344.5	441.1	328.7	299.5	309.7
Net investment income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5
Earnings in unconsolidated affiliates	5.8	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	3.0	(28.3)	(92.4)	(280.9)	(16.7)
Gains (losses) on derivatives			(9.3)	1.2	(2.5)
Gain (loss) on reinsurance derivative/trading account securities					4.1
Mark-to-market adjustment on reclassification from AFS to trading account securities					371.5

Total Revenue	6,803.7	6,847.1	6,378.0	4,635.5	5,283.9

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.6	1,546.4	1,517.9	811.3	683.7
Div accum & div to policyholders	88.4	87.6	83.7	76.0	81.6
Interest credited to policy bal.	1,510.4	1,474.2	1,506.0	1,617.1	1,617.0
Health policy benefits	659.7	449.0	302.1	49.7	14.1
Reserve developments on reins. business sold				305.4	32.1

Total insurance benefits	3,805.0	3,557.2	3,409.7	2,859.5	2,428.5
Underwriting, acquisition, insurance and other expenses:
Commissions	961.0	919.1	860.3	579.4	576.1
Other volume related expenses	197.1	253.8	184.8	256.8	328.4
Operating and administrative expenses	1,165.3	1,208.4	1,114.5	928.0	894.4
Restructuring charges	27.4	104.9	38.0	(2.2)	53.8
Loss on early retirement of subordinated debt					5.6
Taxes, licenses and fees	77.9	107.5	122.9	106.8	107.4
Par policyholder interests	3.3	1.1
Foreign exchange	1.9	(2.9)	(1.4)	0.3	(0.0)

Subtotal	2,433.8	2,592.0	2,319.1	1,869.0	1,965.8
Deferral of acquisition costs			(714.1)	(627.3)	(658.7)
DAC amortization			367.8	346.7	323.1

DAC deferral net of amortization	(314.6)	(427.5)	(346.3)	(280.6)	(335.7)
PVIF amortization	102.5	132.6	113.1	136.5	80.2
Other intangibles amortization	18.0	17.7	12.1	8.2	7.9

Total underwriting, acquisition, insurance and other expenses	2,239.7	2,314.9	2,098.0	1,733.2	1,718.3
Goodwill amortization	49.2	45.1	43.4
Interest	133.7	139.5	121.0	96.6	89.5

Total Benefits and Expenses	6,227.6	6,056.7	5,672.1	4,689.3	4,236.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	576.1	790.5	705.9	(53.8)	1047.6
Federal income taxes	115.7	205.2	144.7	(102.6)	280.4

Income Before Cumulative Effect of Accounting Change	460.4	585.3	561.2	48.8	767.2

Cumulative effect of accounting change			(15.6)		(255.2)

Net Income	460.4	585.3	545.7	48.8	511.9

Less:
Restructuring charges	(18.9)	(80.2)	(24.7)	2.0	(35.0)
Realized gains (losses) on investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)
Gains (losses) on derivatives			(4.9)	0.8	(1.6)
Net gain (loss) on reinsurance derivative/trading account securities					2.7
Reserve development on business sold through reinsurance/ amortization of deferred gain				(199.1)	(18.5)
Gain on sale of subsidiaries			15.0	(9.4)
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities					241.5
Cumulative effect of accounting change			(15.6)		(255.2)

Income from Operations	475.5	683.0	644.4	431.6	592.8

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			3,070.5	2,885.3	2,970.9
Deferral			714.1	627.3	658.7
Amortization			(367.8)	(346.7)	(323.1)

Included in Total Benefits and Expenses			346.3	280.6	335.7
Adjustment related to realized (gains) losses on available-for-sale securities			112.9	115.0	(50.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(187.2)	(338.6)	(126.1)
Foreign currency translation adjustment			(16.0)	56.9	62.0
Disposition of business			(425.9)
Other			(15.3)	(28.4)

Balance at end-of-year			2,885.3	2,970.9	3,192.3

Roll Forward of Present Value of In-Force

Balance at beginning-of-year			1,483.3	1,362.5	1,250.1
Amortization			(113.1)	(136.5)	(80.2)
Foreign currency translation adjustment			(7.0)	24.1	26.6
Other			(0.7)

Balance at end-of-year			1,362.5	1,250.1	1,196.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Revenue
Life and annuity premiums	270.7	74.7	68.7	71.6	80.7	65.3	65.9	69.1	76.6
Surrender charges	27.7	20.2	21.3	22.8	23.5	18.9	21.3	21.5	23.0
Mortality assessments	132.6	130.4	130.5	134.1	135.3	138.9	135.6	137.9	138.1
Expense assessments	205.9	203.9	208.0	193.2	187.6	177.1	190.9	198.5	215.9
Health premiums	36.1	2.4	8.3	(9.6)	19.1	3.0	0.1	0.4	0.5
Investment advisory fees	50.9	48.0	47.8	42.9	44.7	44.2	49.4	53.2	58.3
Amortization of deferred gain	20.4	24.2	22.0	22.1	6.9	18.4	18.2	18.3	17.4
Amortization of deferred gain-reserve development				(1.4)	0.5	(0.2)	(0.2)	3.7	0.3
Other revenue and fees	87.9	70.8	75.1	72.1	81.5	70.6	74.5	82.9	81.7
Net investment income	653.1	654.8	657.4	652.4	667.3	654.6	660.2	664.4	659.2
Earnings in unconsolidated affiliates	4.3		(0.6)
Realized gains (losses) on investments	(16.8)	(103.5)	(81.5)	(37.1)	(58.9)	(89.6)	(1.7)	9.8	64.8
Gains (losses) on derivatives	(8.9)	0.1	0.4	0.3	0.3	(1.9)	(1.0)	9.1	(8.8)
Gain (loss) on reinsurance derivative/trading account securities									4.1
Mark-to-market adjustment on reclassification from AFS to trading account securities									371.5

Total Revenue	1,463.8	1,126.0	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	302.8	176.1	191.5	229.7	214.0	187.1	155.1	227.1	114.5
Div accum & div to policyholders	26.6	17.8	18.2	17.2	22.8	14.4	17.6	15.9	33.8
Interest credited to policy bal.	390.6	406.2	382.5	417.4	411.1	409.3	406.3	405.6	395.7
Health policy benefits	25.0	3.3	33.9	7.3	5.1	2.3	14.2	(41.5)	39.1
Reserve developments on reins. business sold			22.2	270.0	13.2			32.1

Total insurance benefits	744.9	603.4	648.3	941.6	666.2	613.0	593.2	639.2	583.1
Underwriting, acquisition, insurance and other expenses:
Commissions	217.9	144.2	148.6	124.6	162.0	125.7	132.9	144.1	173.5
Other volume related expenses	29.1	54.7	65.5	63.9	72.6	71.5	65.4	90.5	101.0
Operating and administrative expenses	314.9	220.7	219.4	228.1	259.7	217.8	235.5	209.8	231.4
Restructuring charges	31.0		1.6	(2.1)	(1.7)	5.5	13.5	19.8	15.0
Loss on early retirement of subordinated debt								5.6
Taxes, licenses and fees	28.4	36.6	23.5	24.1	22.6	30.6	23.1	26.4	27.3
Par policyholder interests
Foreign exchange	1.1	0.0	0.6	0.4	(0.6)	(0.0)

Subtotal	622.4	456.2	459.2	439.1	514.6	451.2	470.3	496.2	548.1
Deferral of acquisition costs	(194.5)	(147.9)	(156.1)	(155.5)	(167.8)	(148.5)	(140.6)	(165.7)	(204.0)
DAC amortization	56.8	70.4	100.5	113.0	62.8	100.1	64.0	67.9	91.0

DAC deferral net of amortization	(137.7)	(77.5)	(55.5)	(42.5)	(105.0)	(48.4)	(76.5)	(97.8)	(112.9)
PVIF amortization	21.8	21.3	31.9	40.2	43.0	22.7	13.6	29.6	14.4
Other intangibles amortization	2.5	2.2	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	509.0	402.2	437.6	438.8	454.5	427.5	409.3	430.0	451.5
Goodwill amortization	10.7
Interest	25.0	24.8	24.6	23.7	23.5	23.3	23.0	21.0	22.2

Total Benefits and Expenses	1,289.7	1,030.4	1,110.5	1,404.1	1,144.2	1,063.9	1,025.5	1,090.2	1,056.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	174.2	95.5	46.9	(240.7)	44.4	35.4	187.7	178.7	645.7
Federal income taxes	17.3	9.9	(1.6)	(104.3)	(6.6)	(6.1)	45.0	45.4	196.2

Income Before Cumulative Effect of Accounting Change	156.9	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	449.6

Cumulative effect of accounting change									(255.2)

Net Income	156.9	85.6	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3

Less:
Restructuring charges	(20.2)		(1.0)	1.3	1.7	(3.6)	(8.8)	(12.9)	(9.8)
Realized gains (losses) on investments	(20.0)	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0
Gains (losses) on derivatives	(4.6)	0.1	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)
Net gain on Reinsurance derivative/trading account securities									2.7
Reserve development on business sold through reinsurance/ amortization of deferred gain			(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2
Gain on sale of subsidiaries	15.0				(9.4)
Loss on early retirement of subordinated debt								(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities									241.5
Cumulative effect - reins. embedded derivative acctg.									(255.2)

Income from Operations	186.7	153.1	116.4	62.1	100.0	104.8	153.3	156.0	178.7

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period	3,087.2	2,885.3	3,114.9	3,056.6	2,868.7	2,970.9	2,919.0	2,697.1	2,919.4
Deferral	194.5	147.9	156.1	155.5	167.8	148.5	140.6	165.7	204.0
Amortization	(56.8)	(70.4)	(100.5)	(113.0)	(62.8)	(100.1)	(64.0)	(67.9)	(91.0)

Included in Total Benefits and Expenses	137.7	77.5	55.5	42.5	105.0	48.4	76.5	97.8	112.9
Adjustment related to realized (gains) losses on available-for-sale securities	49.5	41.9	32.5	22.9	17.8	30.0	8.3	(60.6)	(27.9)
Adjustment related to unrealized (gains) losses on available-for-sale securities	68.1	114.9	(152.1)	(267.1)	(34.2)	(119.4)	(334.0)	182.2	145.2
Foreign currency translation adjustment	(7.2)	(12.2)	41.7	13.8	13.7	(10.9)	27.2	2.8	42.8
Disposition of business	(425.9)
Other	(24.2)	7.5	(35.7)

Balance at end-of-period	2,885.3	3,114.9	3,056.6	2,868.7	2,970.9	2,919.0	2,697.1	2,919.4	3,192.3

Roll Forward of Present Value of In-Force

Balance at beginning-of-period	1,387.4	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5
Amortization	(21.8)	(21.3)	(31.9)	(40.2)	(43.0)	(22.7)	(13.6)	(29.6)	(14.4)
Foreign currency translation adjustment	(3.2)	(5.1)	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4
Other			(0.1)		0.1

Balance at end-of-period	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
ASSETS

Investments
Corporate bonds	13,111.1	12,928.9	8,365.3	7,879.1	518.1	494.5	697.8	621.0
U.S. government bonds	51.8	41.1	68.8	87.0	0.0	0.1	20.0
Foreign government bonds	275.9	259.2	158.1	136.5	4.0	1.5	342.1	307.5
Asset/mortgage backed securities	3,168.4	3,243.5	1,390.6	937.0	65.3	47.2
State and municipal bonds	89.2	67.8	50.0	30.4	1.2
Preferred stocks-redeemable	35.4	55.6	24.0	12.5		8.9
Common stocks	—	0.1	0.0	1.5			50.2	128.9
Preferred stocks-equity	43.4	33.6	14.3		2.8	2.7

Total AFS Securities	16,775.3	16,629.8	10,071.2	9,084.0	591.5	554.9	1,110.1	1,057.5
Trading Securities	1,195.9
Mortgage loans	2,201.7	2,210.3	1,577.0	1,572.6	75.0	81.2	0.3	0.3
Real estate							0.2	0.2
Policy loans	446.4	469.5	1,471.5	1,468.2			6.6	7.9
Other long-term investments	33.4	27.9	14.9	23.7

Total Investments	20,652.6	19,337.5	13,134.6	12,148.5	666.5	636.1	1,117.2	1,066.0

Allocated investments	3,577.8	3,757.4	1,223.4	1,250.7	102.8	100.0
Notes receivable from LNC	271.3	358.8	202.6	207.7	45.5	51.7
Cash and invested cash	(120.2)	(76.7)	(25.4)	(22.7)	89.1	52.9	160.2	206.7
Property and equipment	7.5	1.5	2.8	7.7	38.2	44.7	19.5	19.0
Premium and fees receivable	9.8	0.7	33.2	32.0	51.3	37.0
Accrued investment income	243.9	256.7	174.0	171.7	8.5	9.0	21.6	22.2
Assets held in separate accounts	34,459.0	26,934.1	1,795.8	1,310.4			6,390.3	5,077.9
Federal income tax recoverable
Amount recoverable from reinsurers	1,348.6	1,169.7	1026.8	920.5
Deferred acquisition costs	899.9	855.8	1,578.3	1,424.5			620.7	597.6
Other intangible assets					33.9	41.8
Present value of in-force	113.2	122.7	808.6	890.1			274.7	237.4
Goodwill	64.1	64.1	855.1	855.1	300.7	300.7	14.8	13.3
Other	130.6	114.1	429.9	395.6	224.5	187.4	65.7	87.0

Total Assets	61,657.9	52,896.4	21,239.8	19,591.6	1,561.1	1,461.4	8,684.7	7,327.1

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
ASSETS

Investments
Corporate bonds	3,176.2	4,011.1			25,868.5	25,934.7
U.S. government bonds	85.2	385.4			225.8	513.6
Foreign government bonds	414.5	405.6			1,194.6	1,110.2
Asset/mortgage backed securities	571.4	787.8			5,195.6	5,015.5
State and municipal bonds	12.3	16.2			152.8	114.4
Preferred stocks-redeemable	72.7	2.1			132.2	79.0
Common stocks	48.1	97.4			98.4	228.0
Preferred stocks-equity	40.1	72.9			100.7	109.2

Total AFS Securities	4,420.5	5,778.5			32,968.6	33,104.7
Trading securities	1,924.3				3,120.1
Mortgage loans	341.0	341.0			4,195.0	4,205.5
Real estate	112.7	279.5			112.9	279.7
Policy loans					1,924.4	1,945.6
Other long-term investments	408.5	412.8			456.7	464.4

Total Investments	7,206.9	6,811.9	(0.0)	(0.0)	42,777.6	39,999.9

Allocated investments	153.9	(468.2)	(5,058.0)	(4,639.9)	0.0	(0.0)
Notes receivable from LNC	(382.7)	(617.6)	(136.6)	(0.5)	0.0	0.0
Cash and invested cash	1,607.5	1,530.4			1,711.2	1,690.5
Property and equipment	167.2	169.3			235.2	242.1
Premium and fees receivable	257.8	143.2			352.1	212.9
Accrued investment income	74.7	77.0			522.7	536.7
Assets held in separate accounts			3,920.0	2,856.0	46,565.2	36,178.3
Federal income tax recoverable			45.9	317.7	45.9	317.7
Amount recoverable from reinsurers	5,712.7	5,450.1	(248.9)	(260.3)	7,839.2	7,280.0
Deferred acquisition costs	1.8	2.2	91.8	90.8	3,192.3	2,970.9
Other intangible assets					33.9	41.8
Present value of in-force					1,196.5	1,250.1
Goodwill	(0.0)	(0.0)			1,234.7	1,233.2
Other	290.5	853.2	(102.9)	(407.0)	1,038.3	1,230.3

Total Assets	15,090.1	13,951.4	(1,488.7)	(2,043.4)	106,744.9	93,184.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2,598.1	2,718.5	14,690.4	13,780.9			1,400.3	1,336.2
Health reserves			0.3	0.3			49.2	48.5
Unpaid claims - life and health	50.8	48.3	112.0	108.3			49.3	44.7
Unearned premiums			0.0	0.0
Premium deposit funds	21,050.4	19,921.6	18.4	18.3			29.5	30.8
Participating policyholders’ funds			155.1	156.7
Other policyholders’ funds			673.0	603.5
Liability related to separate accounts	34,459.0	26,934.1	1,795.8	1,310.4			6,390.3	5,077.9

Total Insurance and Inv Contract Liabilities	58,158.3	49,622.4	17,445.1	15,978.4			7,918.6	6,538.1

Federal income taxes	346.6	218.6	167.3	95.7	28.1	29.8	19.0	(7.3)
Short-term debt
Long-term debt
Junior subordinated debentures issued to affiliated trusts
Notes payable to LNC	1.0	0.2	8.5
Embedded derivative - modco	85.2		(0.3)
Other liabilities	159.3	94.5	487.2	443.9	904.3	835.7	183.2	201.3
Deferred gain on indemnity reinsurance

Total Liabilities	58,750.4	49,935.7	18,107.8	16,518.0	932.3	865.4	8,120.9	6,732.1

Net unrealized gains (losses) on securities	465.6	309.8	235.1	178.0	2.9	6.4	26.8	25.8
Gains (losses) on derivatives	8.2	10.6	12.1	16.7
Foreign currency translation adjustment	—	—	—	—	1.0	(0.4)	90.1	33.7
Other shareholders’ equity	2,433.7	2,640.3	2,884.7	2,879.6	624.8	592.6	492.7	568.6
Minimum pension liability adjustment				(0.7)	(0.0)	(2.6)	(45.8)	(33.0)

Shareholders’ Equity	2,907.5	2,960.7	3,131.9	3,073.6	628.7	596.0	563.8	595.1

Total Liabilities and S/Hs’ Equity	61,657.9	52,896.4	21,239.8	19,591.6	1,561.1	1,461.4	8,684.7	7,327.1

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Dec 2003	Dec 2002	Dec 2003	Dec 2002	Dec 2003	Dec 2002
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities

Insurance and Inv Contract Liabilities:
Life and annuity reserves	2,123.4	2,209.4	(93.9)	(94.7)	20,718.3	19,950.3
Health reserves	2,782.0	2,640.2			2,831.5	2,689.0
Unpaid claims - life and health	848.9	577.1	(2.6)		1,058.4	778.4
Unearned premiums	104.5	141.2			104.5	141.2
Premium deposit funds	133.7	40.1	537.4	508.1	21,769.3	20,518.8
Participating policyholders’ funds					155.1	156.7
Other policyholders’ funds	7.9	7.4			680.9	610.9
Liability related to separate accounts			3,920.0	2,856.0	46,565.2	36,178.3

Total Insurance and Inv Contract Liabilities	6,000.2	5,615.4	4,360.9	3,269.4	93,883.2	81,023.6
Federal income taxes	(607.6)	(655.3)	46.7	318.5
Short-term debt	44.4	153.0	(0.4)		44.0	153.0
Long-term debt	1,117.5	1,119.2			1,117.5	1,119.2
Junior subordinated debentures issued to affiliated trusts	341.3	392.7			341.3	392.7
Notes payable to LNC	126.8	308.7	(136.2)	(308.9)	(0.0)	(0.0)
Embedded derivative - modco	267.3	—			352.3	—
Other liabilities	2,636.9	3,277.6	(700.9)	(681.5)	4,270.1	4,171.5
Deferred gain on indemnity reinsurance	924.8	977.1			924.8	977.1

Total Liabilities	11,451.7	11,188.6	3,570.1	2,597.4	100,933.2	87,837.2

Net unrealized gains (losses) on securities	57.5	228.2	5.2	5.2	793.1	753.3
Gains (losses) on derivatives	1.8	1.0			22.1	28.3
Foreign currency translation adjustment	10.4	10.0	7.5	7.5	109.0	50.8
Other shareholders’ equity	3,578.0	2,585.2	(5,071.5)	(4,653.4)	4,942.6	4,612.9
Minimum pension liability adjustment	(9.3)	(61.6)			(55.1)	(97.8)

Shareholders’ Equity	3,638.4	2,762.9	(5,058.8)	(4,640.7)	5,811.6	5,347.5

Total Liabilities and S/Hs’ Equity	15,090.1	13,951.4	(1,488.7)	(2,043.4)	106,744.9	93,184.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	1999	2000	2001	2002	2003
ASSETS

Investments
Corporate bonds	21,119.5	21,249.7	23,105.1	25,934.7	25,868.5
U.S. government bonds	538.3	542.9	410.5	513.6	225.8
Foreign government bonds	1,447.5	1,321.1	1,174.7	1,110.2	1,194.6
Mortgage backed securities	4,404.0	4,160.4	3,524.7	5,015.5	5,195.6
State and municipal bonds	14.7	14.6	44.7	114.4	152.8
Preferred stocks-redeemable	164.7	161.2	85.9	79.0	132.2
Common stocks	514.5	436.6	319.3	228.0	98.4
Preferred stocks-equity	89.5	113.1	151.2	109.2	100.7

Total AFS Securities	28,292.6	27,999.5	28,816.1	33,104.7	32,968.6
Trading securities					3,120.1
Mortgage loans	4,735.4	4,663.0	4,535.5	4,205.5	4,195.0
Real estate	256.2	282.0	267.9	279.7	112.9
Policy loans	1,892.4	1,960.9	1,939.7	1,945.6	1,924.4
Other long-term investments	401.8	463.3	553.8	464.4	456.7

Total Investments	35,578.4	35,368.6	36,113.1	39,999.9	42,777.6

Invest in unconsol affiliates	25.8	6.4	8.1
Cash and invested cash	1,895.9	1,927.4	3,095.5	1,690.5	1,711.2
Property and equipment	203.8	228.2	257.5	242.1	235.2
Premiums and fees receivable	259.6	296.7	400.1	212.9	352.1
Accrued investment income	533.2	546.4	563.5	536.7	522.7
Assets held in separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2
Federal income taxes recoverable	345.0	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,954.3	3,747.7	6,030.4	7,280.0	7,839.2
Deferred acquisition costs	2,800.3	3,070.5	2,885.3	2,970.9	3,192.3
Other intangible assets	92.3	73.7	50.1	41.8	33.9
Present value of in-force	1,654.2	1,483.3	1,362.5	1,250.1	1,196.5
Goodwill	1,423.0	1,286.0	1,211.8	1,233.2	1,234.7
Other	675.7	1,021.6	1,174.9	1,230.3	1,038.3

Total Assets	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	17,071.4	17,841.2	17,917.0	19,950.3	20,718.3
Health reserves	2,507.8	2,523.8	2,537.9	2,689.0	2,831.5
Unpaid claims-life and health	1,269.8	1,316.6	1,087.5	778.4	1,058.4
Unearned premiums	75.8	46.5	66.9	141.2	104.5
Premium deposit funds	19,624.1	17,715.5	18,585.0	20,518.8	21,769.3
Participating policyholders’ funds	132.0	139.4	100.2	156.7	155.1
Other policyholders’ funds	472.6	522.2	562.7	610.9	680.9
Liability related to separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2

Total Ins and Inv Contr Liabilities	94,807.7	90,685.1	85,690.6	81,023.6	93,883.2

Federal income taxes
Short-term debt	460.2	312.9	350.2	153.0	44.0
Long-term debt	712.0	712.2	861.8	1,119.2	1,117.5
Junior subordinated debentures issued to affiliated trusts	745.0	745.0	474.7	392.7	341.3
Embedded derivative - modco					352.3
Other liabilities	2,107.0	2,434.7	4,216.1	4,171.5	4,270.1
Deferred gain on indemnity reinsurance			1144.5	977.1	924.8

Total Liabilities	98,831.9	94,890.0	92,737.8	87,837.2	100,933.2

Unrealized gains (losses)-cont op.	(465.7)	12.0	199.6	781.6	815.1
Foreign currency	30.1	22.0	(8.0)	50.8	109.0
Minimum pension liability adjustment			(36.0)	(97.8)	(55.1)
S/Hs’ equity-other	4,699.5	4,946.6	5,130.6	4,612.9	4,942.6
Cumulative effect of accounting change			17.6

Total Shareholders’ Equity	4,263.9	4,980.6	5,303.8	5,347.5	5,811.6

Total Liabilities and Shareholders’ Equity	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$23.98	$25.88	$27.39	$25.97	$27.69
Common shares outstanding (in millions)	196.0	191.2	187.3	177.6	178.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
ASSETS

Investments
Corporate bonds	23,105.1	23,470.4	23,993.6	25,484.6	25,934.7	26,936.1	28,419.3	28,286.3	25,868.5
U.S. government bonds	410.5	429.1	441.6	495.3	513.6	537.0	561.9	522.5	225.8
Foreign government bonds	1,174.7	1,180.1	1,120.1	1,038.6	1,110.2	1,206.6	1,349.4	1,352.9	1,194.6
Mortgage backed securities	3,524.7	3,613.9	4,031.0	4,843.7	5,015.5	4,960.1	4,754.9	4,992.7	5,195.6
State and municipal bonds	44.7	62.6	58.8	97.8	114.4	134.9	150.4	164.0	152.8
Preferred stocks - redeemable	85.9	84.6	79.6	76.8	79.0	112.0	118.5	65.6	132.2
Common stocks	319.3	284.4	267.7	237.2	228.0	145.0	146.6	131.8	98.4
Preferred stocks-equity	151.2	154.2	151.8	160.3	109.2	104.5	110.7	111.2	100.7

Total AFS Securities	28,816.1	29,279.2	30,144.1	32,434.3	33,104.7	34,136.2	35,611.8	35,626.9	32,968.6
Trading securities									3,120.1
Mortgage loans	4,535.5	4,448.2	4,395.4	4,285.2	4,205.5	4,235.5	4,314.3	4,151.5	4,195.0
Real estate	267.9	258.2	258.7	286.4	279.7	242.0	240.3	249.8	112.9
Policy loans	1,939.7	1,918.0	1,906.1	1,899.0	1,945.6	1,928.8	1,919.6	1,910.5	1,924.4
Other long-term investments	553.8	459.6	456.0	457.7	464.4	465.7	505.6	484.7	456.7

Total Investments	36,113.1	36,363.1	37,160.1	39,362.6	39,999.9	41,008.4	42,591.6	42,423.3	42,777.6

Invest in unconsol affiliates	8.1	8.1	7.5
Cash and invested cash	3,095.5	1,699.5	2,265.4	1,599.9	1,690.5	1,635.5	1,945.8	1,960.6	1,574.6
Property and equipment	257.5	266.4	253.5	252.7	242.1	239.4	239.1	237.3	235.2
Premiums and fees receivable	400.1	376.3	461.4	577.2	212.9	194.0	396.0	306.5	352.1
Accrued investment income	563.5	577.1	556.3	568.2	536.7	567.2	555.1	560.2	522.7
Assets held in separate accounts	44,833.4	44,916.7	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2
Federal income taxes recoverable	55.5	593.4	483.4	340.7	317.7	89.1			45.9
Amount recoverable from reinsurers	6,030.4	6,096.3	6,509.9	7,094.5	7,280.0	7,323.5	7,377.1	7,537.9	7,839.2
Deferred acquisition costs	2,885.3	3,114.9	3,056.6	2,868.7	2,970.9	2,919.0	2,697.1	2,919.4	3,192.3
Other intangible assets	50.1	47.9	45.8	43.8	41.8	39.8	37.9	35.9	33.9
Present value of in-force	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5
Goodwill	1,211.8	1,211.5	1,212.4	1,232.7	1,233.2	1,233.0	1,233.6	1,233.7	1,234.7
Other	1,174.9	1,280.9	1,200.6	1,187.1	1,230.3	1,250.6	1,295.9	1,134.9	1,174.9

Total Assets	98,041.6	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9

LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	17,917.0	18,014.6	18,611.2	19,142.5	19,950.3	20,025.6	20,194.5	20,459.2	20,718.3
Health reserves	2,537.9	2,492.4	2,176.1	2,448.3	2,689.0	2,689.9	2,703.3	2,657.9	2,831.5
Unpaid claims - life and health	1,087.5	1,153.6	1,086.1	1,100.9	778.4	763.1	997.1	1,041.2	1,058.4
Unearned premiums	66.9	66.5	154.3	185.8	141.2	141.1	24.0	26.9	104.5
Premium deposit funds	18,585.0	18,669.6	19,157.8	20,054.4	20,518.8	21,070.5	21,437.7	21,680.2	21,769.3
Participating policyholders’ funds	100.2	98.6	91.9	90.5	156.7	166.3	193.8	179.2	155.1
Other policyholders’ funds	562.7	571.9	584.7	595.7	610.9	607.1	621.8	671.5	680.9
Liab related to separate accounts	44,833.4	44,916.7	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2

Total Ins and Inv Contr Liabilities	85,690.6	85,983.9	82,441.8	77,687.1	81,023.6	80,238.8	86,115.0	87,999.6	93,883.2
Federal income taxes							72.0	37.1
Short-term debt	350.2	510.2	211.0	120.0	153.0	125.4	83.4	76.5	44.0
Long-term debt	861.8	861.8	1,112.3	1,118.1	1,119.2	1,118.6	1,121.4	1,118.5	1,117.5
Junior subordinated debentures issued to affiliated trusts	474.7	376.2	380.0	390.6	392.7	390.8	397.1	333.6	341.3
Notes payable to LNC		(0.0)	0.0	(0.0)	(0.0)	0.2	(0.0)	0.0	(0.0)
Embedded derivative - modco									352.3
Funds withheld									1,925.3
Other liabilities	4,216.1	3,864.6	4,501.1	4,661.9	4,171.5	4,214.8	4,989.0	4,724.8	2,344.8
Deferred gain on indemnity reinsurance	1144.5	1118.6	1,115.2	1,069.5	977.1	959.0	938.9	949.0	924.8

Total Liabilities	92,737.8	92,715.3	89,761.4	85,047.1	87,837.2	87,047.6	93,716.9	95,239.1	100,933.2

Unrealized gns (losses)-inv.	195.7	31.8	325.7	817.5	753.3	872.0	1,117.8	804.5	793.1
Gains (losses)-derivatives*	3.9	22.6	22.7	27.3	28.3	25.0	28.8	23.2	22.1
Foreign currency	(8.0)	(20.8)	22.0	35.4	50.8	39.8	68.4	67.0	109.0
Minimum pension liability adj	(36.0)	(35.2)	(37.8)	(35.2)	(97.8)	(97.2)	(98.8)	(99.0)	(55.1)
S/Hs’ equity-other	5,130.6	5,174.7	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6
Cumulative effect of accounting change	17.6

Total Shareholders’ Equity	5,303.8	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6

Total Liabilities and Shareholders’ Equity	98,041.6	97,888.5	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$27.39	$27.54	$27.21	$25.87	$25.97	$25.94	$26.41	$26.87	$27.69
Common shares outstanding (in millions)	187.3	187.9	184.5	177.5	177.6	177.7	178.0	178.3	178.5

*	Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	65.2	64.3	77.5	47.4	21.9
Surrender charges	37.9	41.8	31.2	31.2	28.9
Expense assessments	501.3	591.3	508.6	446.2	441.9
Other revenue and fees	14.5	11.0	16.7	3.3	8.7
Net investment income	1,509.1	1,430.5	1,399.1	1,457.5	1,483.7
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)
Gain (loss) on reinsurance derivative/trading account securities					2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Total Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	259.1	254.7	263.9	314.1	181.5
Interest credited to policy bal.	925.2	866.1	863.8	903.8	867.7

Total insurance benefits	1,184.3	1,120.8	1,127.7	1,217.9	1,049.2
Underwriting, acquisition, insurance and other expenses
Commissions	341.4	326.8	336.3	320.8	318.5
Other volume related expenses	42.8	52.0	49.7	64.6	67.5
Operating and administrative expenses	208.6	206.6	231.8	231.3	226.2
Restructuring charges			2.0	1.6	20.1
Taxes, licenses and fees	0.3	9.3	13.7	11.5	17.7

Subtotal	593.2	594.8	633.6	629.8	650.0
Deferral of acquisition costs			(240.9)	(243.9)	(242.5)
DAC amortization			125.5	157.7	125.5

DAC deferral net of amortization	(47.7)	(37.5)	(115.4)	(86.2)	(117.0)
PVIF amortization	15.3	24.2	14.7	31.8	9.5

Total underwriting, acquisition, insurance and other expenses	560.8	581.5	532.8	575.4	542.5
Goodwill amortization	2.0	(0.6)	1.2

Total Benefits and Expenses	1,747.1	1,701.7	1,661.8	1,793.3	1,591.7

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	368.7	432.0	306.5	(5.6)	463.0

Federal income taxes	77.2	77.3	34.1	(59.3)	98.9

Income Before Cumulative Effect of Accounting Changes	291.5	354.7	272.4	53.7	364.1

Cumulative effect of accounting changes			(7.3)		(63.6)

Net Income	291.5	354.7	265.1	53.7	300.5

Less:
Restructuring charges			(1.3)	(1.0)	(13.1)
Realized gains (losses) on investments	(7.9)	(3.4)	(42.3)	(127.8)	(8.2)
Gains (losses) on derivatives			(0.2)	(0.8)	(4.3)
Net gain (loss) on reinsurance derivative/trading account securities					1.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					55.9
Cumulative effect of accounting changes			(7.3)		(63.6)

Income from Operations	299.4	358.1	316.2	183.4	331.9

Effective tax rate on Income from Operations	21.4%	18.1%	15.3%	5.4%	19.7%

Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7
Less:
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)
Gain (loss) on reinsurance derivative/trading account securities					2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Operating Revenue	2,128.0	2,138.9	2,033.1	1,985.5	1,985.1

Average capital	1,562.0	1,602.9	1,831.4	2,339.6	2,400.3
Net Income return on average capital	18.7%	22.1%	14.5%	2.3%	12.5%
Income from operations return on average capital	19.2%	22.3%	17.3%	7.8%	13.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period			812.5	912.8	855.8
Deferral			240.9	243.9	242.5
Amortization			(125.5)	(157.7)	(125.5)

Included in Total Benefits and Expenses			115.4	86.2	117.0
Adjustment related to realized (gains) losses on available-for-sale securities			68.2	73.0	(18.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(90.0)	(201.4)	(54.2)
Other*			6.7	(14.8)	—

Balance at end-of-period			912.8	855.8	899.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-period			169.2	154.5	122.7
Amortization			(14.7)	(31.8)	(9.5)

Balance at end-of-period			154.5	122.7	113.2

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Revenue
Premiums	12.7	12.2	13.1	13.4	8.7	5.5	3.0	7.8	5.6
Surrender charges	7.2	7.9	7.2	8.7	7.4	6.9	8.5	7.4	6.2
Expense assessments	119.7	121.0	120.7	103.9	100.6	97.6	104.3	115.2	124.8
Other revenue and fees	10.0	5.8	(1.3)	(4.0)	2.7	(1.4)	1.3	8.3	0.5
Net investment income	349.1	356.6	359.1	363.5	378.3	367.0	369.8	377.4	369.5
Realized gains (losses) on investments	(31.3)	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7
Gains (losses) on derivatives	0.2	0.0	(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)
Gain (loss) on reinsurance derivative/trading account securities									2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities									86.0

Total Revenue	467.5	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2

Benefits and Expenses
Benefits paid or provided:
Benefits	55.3	55.4	72.5	107.8	78.4	65.0	34.8	44.6	37.1
Interest credited to policy balances	227.5	226.1	221.8	224.2	231.7	220.1	217.1	216.5	214.0

Total insurance benefits	282.8	281.5	294.3	332.0	310.1	285.1	251.9	261.1	251.1
Underwriting, acquisition, insurance and other expenses:
Commissions	96.7	82.4	82.5	83.0	72.8	66.8	74.2	80.7	96.8
Other volume related expenses	13.1	10.0	16.9	19.6	18.1	14.0	14.7	16.1	22.8
Operating and administrative expenses	68.0	54.6	53.8	53.0	69.9	54.0	56.6	57.0	58.5
Restructuring charges			1.6				6.2	8.4	5.5
Taxes, licenses and fees	4.5	4.7	4.2	3.0	(0.5)	5.7	4.3	3.7	4.0

Subtotal	182.3	151.8	159.0	158.6	160.4	140.4	156.0	166.0	187.6
Deferral of acquisition costs	(71.9)	(61.7)	(60.8)	(66.0)	(55.3)	(47.8)	(51.0)	(63.6)	(80.1)
DAC amortization	20.9	32.7	48.3	47.1	29.6	31.0	28.5	33.6	32.5

DAC deferral net of amortization,	(51.0)	(29.1)	(12.6)	(18.9)	(25.7)	(16.8)	(22.6)	(30.0)	(47.6)
PVIF amortization	1.4	3.8	3.9	4.1	20.0	2.3	2.1	3.3	1.8

Total underwriting, acquisition, insurance and other expenses	132.7	126.5	150.4	143.8	154.8	125.9	135.5	139.3	141.8
Goodwill amortization	0.3

Total Benefits and Expenses	415.8	408.0	444.7	475.8	464.8	411.0	387.4	400.3	392.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	51.8	45.1	(2.2)	(35.1)	(13.4)	(13.3)	99.0	135.9	241.4

Federal income taxes	(1.4)	(1.5)	(11.3)	(28.0)	(18.4)	(20.1)	17.3	33.9	67.9

Income Before Cumulative Effect of Accounting Change	53.1	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	173.5

Cumulative effect of accounting change									(63.6)

Net Income	53.1	46.6	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9

Less:
Restructuring charges			(1.0)				(4.0)	(5.5)	(3.6)
Realized gains (losses) on investments	(20.7)	(32.8)	(36.6)	(28.0)	(30.4)	(50.3)	1.0	12.1	29.1
Gains (losses) on derivatives	0.1		0.1	(0.8)	(0.0)	(0.2)	(1.4)	1.1	(3.8)
Net gain (loss) on reinsurance derivative/trading account securities									1.8
Mark-to-market adjustment on reclassification from AFS to trading account securities									55.9
Cumulative effect of accounting change									(63.6)

Income from Operations	73.7	79.4	46.8	21.8	35.4	57.4	86.1	94.3	94.1

Effective tax rate on Income from Operations	11.1%	16.9%	16.0%	(121.8%)	(8.1%)	11.0%	18.6%	24.0%	21.1%

Revenue	467.5	453.0	442.6	440.7	451.4	397.8	486.4	536.3	634.2
Less:
Realized gains (losses) on investments	(31.3)	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7
Gains (losses) on derivatives	0.2		(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)
Gain (loss) on reinsurance derivative/trading account securities									2.8
Mark-to-market adjustment on reclassification from AFS to trading account securities									86.0

Operating Revenue	498.7	503.5	498.8	485.6	497.6	475.5	487.0	516.0	506.6

Average capital	1,828.9	2,046.1	2,396.3	2,411.1	2,504.9	2,526.7	2,262.3	2,386.7	2,425.4
Net Income return on average capital	11.6%	9.1%	1.5%	(1.2%)	0.8%	1.1%	14.4%	17.1%	18.1%
Income from operations return on average capital	16.1%	15.5%	7.8%	3.6%	5.7%	9.1%	15.2%	15.8%	15.5%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	781.2	912.8	1,031.0	967.8	843.9	855.8	820.6	653.1	761.3
Deferral	71.9	61.7	60.8	66.0	55.3	47.8	51.0	63.6	80.1
Amortization	(20.9)	(32.7)	(48.3)	(47.1)	(29.6)	(31.0)	(28.5)	(33.6)	(32.5)

Included in Total Benefits and Expenses	51.0	29.1	12.6	18.9	25.7	16.8	22.6	30.0	47.6
Adjustment related to realized (gains) losses on available-for-sale securities	34.1	25.7	20.9	10.3	16.1	21.8	7.9	(31.8)	(16.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities	46.5	78.2	(96.6)	(153.1)	(29.9)	(73.9)	(197.9)	109.9	107.6
Other*	(0.0)	(14.8)

Balance at end-of-quarter	912.8	1,031.0	967.8	843.9	855.8	820.6	653.1	761.3	899.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	155.9	154.5	150.7	146.8	142.7	122.7	120.4	118.3	115.0
Amortization	(1.4)	(3.8)	(3.9)	(4.1)	(20.0)	(2.3)	(2.1)	(3.3)	(1.8)

Balance at end-of-quarter	154.5	150.7	146.8	142.7	122.7	120.4	118.3	115.0	113.2

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Fixed Annuities-Bal Beg-of-Year	18.111	18.210	16.615	18.004	20.087

Gross Deposits	2.563	2.074	3.342	3.672	3.125
Withdrawals (incl charges) & deaths	(2.521)	(3.283)	(2.448)	(2.637)	(2.074)

Net flows	0.042	(1.209)	0.894	1.035	1.051
Transfer from (to) var annuities	(0.783)	(1.329)	(0.428)	0.108	(0.817)
Interest credited	0.840	0.944	0.923	0.940	0.899
Acq of new business/companies

Fixed Annuities-Gross	18.210	16.615	18.004	20.087	21.220
Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)

Fixed Annuities-Bal End-of-Year	16.791	15.394	16.491	18.085	18.868

Fixed Annuities Incremental Deposits *	2.310	1.918	3.213	3.600	3.067

Variable Annuities-Bal Beg-of-Year	33.358	41.493	39.427	34.638	27.438

Gross Deposits	2.553	3.165	3.067	2.743	3.119
Withdrawals (incl charges) & deaths	(3.760)	(4.830)	(3.856)	(3.325)	(3.162)

Net flows	(1.207)	(1.665)	(0.789)	(0.582)	(0.044)
Transfer from (to) fixed annuities	0.787	1.320	0.428	(0.122)	0.809
Invest inc & change in mkt value	8.555	(1.721)	(4.428)	(6.497)	7.583
Acq(sale) of new business/companies

Var Annuities-Bal End-of-Year	41.493	39.427	34.638	27.438	35.786

Variable Annuities Incremental Deposits *	2.409	2.667	2.624	2.569	3.019

Total Annuities-Bal Beg-of-Year	51.469	59.703	56.042	52.642	47.525

Gross Deposits	5.116	5.239	6.409	6.415	6.244
Withdrawals (incl charges) & deaths	(6.281)	(8.113)	(6.304)	(5.962)	(5.236)

Net flows	(1.165)	(2.874)	0.105	0.453	1.007
Transfers	0.004	(0.009)		(0.013)	(0.008)
Interest credited & change in mkt value	9.395	(0.777)	(3.505)	(5.558)	8.482
Acq of new business/companies

Total Gross Annuities-Bal End-of-Year	59.703	56.042	52.642	47.525	57.007

Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)

Total Annuities (Net of Ceded) - Bal End-of-Year	58.284	54.821	51.128	45.522	54.654

Total Annuities Incremental Deposits *	4.719	4.585	5.837	6.169	6.086

Var Ann Under Agree - Included above	0.719	0.941	1.077	1.186	2.166

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.709	0.459	1.712	1.844	1.415
Withdrawals	(1.367)	(2.271)	(1.604)	(1.473)	(0.934)

Net Flows	(0.658)	(1.812)	0.108	0.371	0.481

Gross Fixed Account Values				10.475	11.440
Reinsurance Ceded				(2.003)	(2.353)

Net Fixed Account Values				8.473	9.087

Variable Annuities - including fixed portion of variable contracts
Deposits	4.407	4.780	4.697	4.571	4.829
Withdrawals	(4.915)	(5.842)	(4.700)	(4.489)	(4.302)

Net Flows	(0.508)	(1.062)	(0.003)	0.082	0.527

Variable Account Values				37.050	45.567

Fixed Portion of Variable Contracts
Deposits	1.853	1.615	1.630	1.828	1.710
Withdrawals	(1.154)	(1.012)	(0.844)	(1.164)	(1.140)

Net Flows	0.699	0.603	0.786	0.664	0.570

Fixed Portion of Variable Account Values				9.612	9.781

Average Daily Variable Account Values	35.932	41.776	35.573	30.826	30.372

Annuity Product Spread Information**

Net Investment Income ***	7.22%	7.38%	7.38%	6.98%	6.41%
Interest Credited	5.13%	5.24%	5.33%	4.87%	4.25%

Spread ***	2.09%	2.14%	2.05%	2.11%	2.16%

*	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.
**	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
***	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread was 0.06% in 2003 and 0.07% in 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Fixed Annuities-Bal Beg-of-Quarter	16.615	16.598	16.696	17.317	18.004	18.178	18.679	19.562	20.087	20.611	20.863	21.131

Gross Deposits	0.560	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792
Withdrawals (incl charges) & deaths	(0.787)	(0.574)	(0.525)	(0.562)	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)

Net flows	(0.227)	0.094	0.372	0.656	0.176	0.302	0.265	0.291	0.253	0.277	0.286	0.235
Transfer from (to) var annuities	(0.014)	(0.222)	0.021	(0.213)	(0.232)	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)
Interest credited	0.225	0.226	0.228	0.244	0.230	0.231	0.238	0.240	0.226	0.226	0.225	0.223
Fixed Annuities-Gross	16.598	16.696	17.317	18.004	18.178	18.679	19.562	20.087	20.611	20.863	21.131	21.220
Reinsurance Ceded	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)

Fixed Annuities-Bal End-of-Quarter	15.430	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868

Fixed Annuities Incremental Deposits *	0.536	0.611	0.873	1.193	0.881	0.839	1.072	0.808	0.753	0.768	0.767	0.779

Variable Annuities-Bal Beg-of-Quarter	39.427	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709

Gross Deposits	0.887	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087
Withdrawals (incl charges) & deaths	(1.250)	(0.993)	(0.795)	(0.818)	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)

Net flows	(0.363)	(0.290)	(0.111)	(0.025)	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300
Transfer from (to) fixed annuities	0.011	0.227	(0.023)	0.213	0.234	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365
Invest inc & change in mkt value	(4.342)	2.291	(6.321)	3.944	0.366	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412

Var Annuities-Bal End-of-Quarter	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786

Variable Annuities Incremental Deposits	0.683	0.612	0.604	0.725	0.725	0.744	0.573	0.528	0.629	0.560	0.776	1.053

Total Annuities - Bal Beg-of-Quarter	56.042	51.331	53.657	47.823	52.642	53.328	49.885	45.504	47.525	47.085	51.320	52.841

Gross Deposits	1.447	1.371	1.580	2.011	1.714	1.640	1.694	1.368	1.424	1.363	1.578	1.879
Withdrawals (incl charges) & deaths	(2.037)	(1.567)	(1.320)	(1.380)	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)

Net flows	(0.590)	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536
Transfers	(0.003)	0.005	(0.002)		0.002	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)
Interest credited & change in mkt value	(4.117)	2.517	(6.093)	4.188	0.596	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634
Total Gross Annuities - Bal End-of-Quarter	51.331	53.657	47.823	52.642	53.328	49.885	45.504	47.525	47.085	51.320	52.841	57.007
Reinsurance Ceded	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	50.162	52.512	46.557	51.128	51.683	48.115	43.591	45.522	45.010	49.151	50.576	54.654

Total Annuities Incremental Deposits *	1.219	1.223	1.477	1.918	1.606	1.583	1.645	1.336	1.382	1.328	1.543	1.833

Var Ann Under Agree - Included above	0.904	0.975	0.907	1.077	1.207	1.175	1.083	1.186	1.355	1.637	1.820	2.166

*	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.160	0.329	0.489	0.734	0.505	0.430	0.559	0.351	0.368	0.356	0.344	0.347
Withdrawals	(0.556)	(0.356)	(0.340)	(0.352)	(0.463)	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)

Net Flows	(0.396)	(0.027)	0.149	0.382	0.042	0.163	0.042	0.123	0.160	0.121	0.106	0.094

Gross Fixed Account Values					9.761	10.048	10.219	10.475	10.759	11.001	11.226	11.440
Reinsurance Ceded					(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)

Net Fixed Account Values					8.116	8.278	8.306	8.473	8.684	8.832	8.962	9.087

Variable Annuities - including fixed portion of variable contracts
Deposits	1.287	1.042	1.091	1.277	1.209	1.210	1.135	1.017	1.056	1.007	1.234	1.532
Withdrawals	(1.481)	(1.211)	(0.979)	(1.028)	(1.163)	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)

Net Flows	(0.194)	(0.169)	0.112	0.249	0.046	0.060	0.026	(0.049)	(0.065)	(0.022)	0.172	0.442

Variable Account Values					43.568	39.839	35.286	37.050	36.327	40.320	41.616	45.567
Fixed Portion of Variable Contracts
Deposits	0.400	0.339	0.407	0.484	0.401	0.423	0.532	0.472	0.408	0.422	0.434	0.445
Withdrawals	(0.231)	(0.218)	(0.184)	(0.210)	(0.267)	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)

Net Flows	0.169	0.121	0.223	0.274	0.134	0.139	0.223	0.169	0.093	0.156	0.180	0.141

Fixed Portion of Variable Account Values					8.418	8.632	9.344	9.612	9.853	9.864	9.906	9.781

Average Daily Variable Account Values	38.180	36.499	34.399	33.216	34.341	33.502	28.023	27.431	26.907	29.195	31.490	33.897
Annuity Product Spread Information**
Net Investment Income ***	7.50%	7.45%	7.33%	7.26%	7.15%	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%
Interest Credited	5.40%	5.29%	5.34%	5.28%	5.14%	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%

Spread ***	2.09%	2.16%	1.99%	1.98%	2.01%	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%

*	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.
**	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
***	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread was 0.03% in the 4th quarter of 2003, 0.15% in the 3rd quarter of 2003, and 0.07% in the 4th quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	235.8	227.3	212.4	203.8	194.9
Surrender charges	66.3	66.4	66.1	54.1	53.6
Mortality assessments	444.6	465.2	499.4	501.5	516.7
Expense assessments	165.8	191.8	191.4	199.5	201.8
Other revenue and fees	9.8	14.2	17.9	23.7	28.0
Net investment income	840.1	871.5	910.2	899.1	911.1
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6
Gains (losses) on derivatives			0.7	1.5	(3.6)
Gain (loss) on reinsurance derivative/trading account securities					(0.6)

Total Revenue	1,760.4	1,819.0	1,840.6	1,785.0	1,905.5

Benefits and Expenses
Benefits paid or provided:
Benefits	430.4	411.5	418.6	427.4	416.0
Div accum & div to policyholders	81.5	80.8	78.5	76.0	81.6
Interest credited to policy bal.	493.8	525.4	569.9	598.6	598.2

Total insurance benefits	1,005.8	1,017.8	1,067.0	1,101.9	1,095.8
Underwriting, acquisition, insurance and other expenses:
Commissions	163.4	152.8	142.1	139.8	141.8
Other volume related expenses	185.6	200.9	176.4	190.4	208.3
Operating and administrative expenses	171.2	169.4	166.8	162.2	166.2
Restructuring Charges			5.4		19.5
Taxes, licenses and fees	51.8	48.5	49.2	53.2	62.2
Par policyholder interests	3.3	1.1

Subtotal	575.2	572.6	539.9	545.6	598.0
Deferral of acquisition costs			(324.8)	(336.5)	(370.8)
DAC amortization			95.0	105.8	135.5

DAC deferral net of amortization	(235.0)	(286.5)	(229.8)	(230.7)	(235.2)
PVIF amortization	58.8	103.7	75.9	73.9	81.4

Total underwriting, acquisition, insurance and other expenses	399.1	389.8	385.9	388.8	444.2
Goodwill amortization	23.4	23.7	23.7

Total Benefits and Expenses	1,428.2	1,431.4	1,476.6	1,490.8	1,540.1

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	332.2	387.6	364.0	294.2	365.4

Federal income taxes	120.6	141.6	129.2	88.1	113.9

Income Before Cumulative Effect of Accounting Change	211.5	246.0	234.8	206.1	251.5

Cumulative effect of accounting change			(5.5)		0.6

Net Income	211.5	246.0	229.3	206.1	252.1

Less:
Restructuring charges			(3.5)		(12.7)
Realized gains (losses) on investments	(0.5)	(10.7)	(38.5)	(63.8)	2.3
Gains (losses) on derivatives			1.6	1.0	(2.3)
Net gain (loss) on reinsurance derivative/trading account securities					(0.4)
Cumulative effect of accounting change			(5.5)		0.6

Income from Operations	212.0	256.7	275.3	269.0	264.5

Effective tax rate on Income from Operations	36.6%	36.6%	35.4%	31.2%	31.4%

Revenue	1760.4	1,819.0	1,840.6	1,785.0	1,905.5
Less:
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6
Gains (losses) on derivatives			0.7	1.5	(3.6)
Gain (loss) on reinsurance derivative/trading account securities					(0.6)

Operating Revenue	1,762.6	1,836.4	1,897.5	1,881.7	1,906.1

Average capital	2,712.3	2,641.3	2,734.4	2,846.3	2,849.9
Net Income return on average capital	7.8%	9.3%	8.4%	7.2%	8.8%
Income from operations return on average capital	7.8%	9.7%	10.1%	9.4%	9.3%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period			1,079.3	1,265.7	1,424.5
Deferral			324.8	336.5	370.8
Amortization			(95.0)	(105.8)	(135.5)

Included in Total Benefits and Expenses			229.8	230.7	235.2
Adjustment related to realized (gains) losses on available-for-sale securities			43.0	39.7	(31.9)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(89.0)	(130.9)	(49.5)
Other*			2.5	19.3	—

Balance at end-of-period			1,265.7	1,424.5	1,578.3

Roll Forward of Present Value of In-Force

Balance at beginning-of-period			1,040.5	964.0	890.1
Amortization			(75.9)	(73.9)	(81.4)
Other			(0.7)	(0.0)	—

Balance at end-of-period			964.0	890.1	808.6

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003

Revenue
Premiums	64.4	51.1	47.6	48.6	56.4	47.8	49.7	45.2	52.2
Surrender charges	19.9	11.7	13.5	13.4	15.5	11.4	12.4	13.7	16.1
Mortality assessments	125.5	123.9	123.9	126.3	127.3	129.7	128.4	130.2	128.4
Expense assessments	52.8	46.9	47.2	49.2	56.3	48.3	49.6	48.9	55.0
Other revenue and fees	6.0	5.7	6.7	5.1	6.2	5.8	7.3	6.4	8.4
Net investment income	226.6	226.0	225.7	224.1	223.3	227.6	229.0	226.4	228.1
Realized gains (losses) on investments	(31.1)	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5
Gains (losses) on derivatives	0.6	0.0	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)
Gain (loss) on reinsurance derivative/trading account securities									(0.6)

Total Revenue	464.7	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0

Benefits and Expenses
Benefits paid or provided:
Benefits	112.9	104.1	103.6	105.2	114.6	103.8	110.5	118.5	83.2
Div accum & div to policyholders	25.4	17.8	18.2	17.2	22.8	14.4	17.6	15.9	33.8
Interest credited to policy bal.	146.9	146.3	148.9	152.6	150.7	150.1	149.8	150.7	147.5

Total insurance benefits	285.1	268.1	270.8	275.1	288.0	268.3	277.9	285.1	264.5
Underwriting, acquisition, insurance and other expenses:
Commissions	45.1	34.6	34.8	31.8	38.6	32.4	30.7	34.4	44.3
Other volume related expenses	56.9	42.7	43.6	45.8	58.3	54.2	43.2	48.3	62.6
Operating and administrative expenses	39.8	38.2	38.2	41.1	44.7	40.6	38.5	41.7	45.4
Restructuring charges	2.3					5.5	7.3	2.5	4.2
Taxes, licenses and fees	12.5	13.2	15.3	13.2	11.5	14.4	13.8	16.1	18.0

Subtotal	156.5	128.6	132.0	131.8	153.2	147.1	133.4	143.0	174.4
Deferral of acquisition costs	(106.3)	(74.3)	(82.2)	(78.6)	(101.4)	(91.0)	(79.7)	(88.0)	(112.1)
DAC amortization	30.2	22.1	23.6	23.9	36.3	47.0	29.5	21.1	38.0

DAC deferral net of amortization	(76.1)	(52.3)	(58.6)	(54.8)	(65.1)	(44.0)	(50.2)	(66.9)	(74.1)
PVIF amortization	14.7	16.9	16.3	23.3	17.4	17.4	17.2	26.9	19.9

Total underwriting, acquisition, insurance and other expenses	95.1	93.2	89.6	100.4	105.5	120.5	100.4	103.0	120.2
Goodwill amortization	5.9

Total Benefits and Expenses	386.2	361.3	360.4	375.5	393.6	388.8	378.3	388.1	384.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	78.4	62.6	79.4	66.1	86.0	68.7	95.7	80.8	120.3
Federal income taxes	27.5	19.1	22.7	19.7	26.5	20.2	30.1	24.9	38.7

Income Before Cumulative Effect of Accounting Change	50.9	43.5	56.7	46.4	59.5	48.5	65.6	55.8	81.6

Cumulative effect of accounting change									0.6

Net Income	50.9	43.5	56.7	46.4	59.5	48.5	65.6	55.8	82.2

Less:
Restructuring charges	(1.5)					(3.6)	(4.7)	(1.6)	(2.7)
Realized gains (losses) on investments	(21.3)	(26.9)	(16.4)	(16.9)	(3.6)	(8.1)	(1.9)	(1.1)	13.4
Gains (losses) on derivatives	1.5	0.0	0.3	0.6	0.1	(0.5)	0.4	(0.2)	(2.0)
Net gain (loss) on reinsurance derivative/trading account securities									(0.4)
Cumulative effect of accounting change									0.6

Income from Operations	72.3	70.4	72.8	62.7	63.1	60.7	71.8	58.7	73.4

Effective tax rate on Income from Operations	35.0%	32.3%	30.1%	31.3%	31.0%	30.6%	31.8%	31.1%	31.8%

Revenue	464.7	423.9	439.8	441.6	479.6	457.5	474.0	468.9	505.0
Less:
Realized gains (losses) on investments	(31.1)	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5
Gains (losses) on derivatives	0.6	0.0	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)
Gain (loss) on reinsurance derivative/trading account securities									(0.6)

Operating Revenue	495.2	465.3	464.6	466.8	485.0	470.7	476.2	470.8	488.2

Average capital	2,748.0	2,805.9	2,870.1	2,857.6	2,851.5	2,864.2	2,792.7	2,849.0	2,893.7
Net Income return on average capital	7.4%	6.2%	7.9%	6.5%	8.3%	6.8%	9.4%	7.8%	11.4%
Income from operations return on average capital	10.5%	10.0%	10.1%	8.8%	8.8%	8.5%	10.3%	8.2%	10.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	1,156.0	1,265.6	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4
Deferral	106.3	74.3	82.2	78.6	101.4	91.0	79.7	88.0	112.1
Amortization	(30.2)	(22.1)	(23.6)	(23.9)	(36.3)	(47.0)	(29.5)	(21.1)	(38.0)

Included in Total Benefits and Expenses	76.1	52.3	58.6	54.8	65.1	44.0	50.2	66.9	74.1
Adjustment related to realized (gains) losses on available-for-sale securities	14.7	15.8	11.2	11.7	1.0	7.0	(0.3)	(27.6)	(11.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities	18.5	34.0	(51.9)	(109.3)	(3.7)	(27.9)	(116.3)	62.8	31.9
Other*	0.3	17.6	1.7

Balance at end-of-quarter	1,265.6	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4	1,578.3

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	978.7	964.0	947.1	930.7	907.4	890.1	872.7	855.5	828.5
Amortization	(14.7)	(16.9)	(16.3)	(23.3)	(17.4)	(17.4)	(17.2)	(26.9)	(19.9)
Other			(0.1)		0.1

Balance at end-of-quarter	964.0	947.1	930.7	907.4	890.1	872.7	855.5	828.5	808.6

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003

First Year Premiums by Product (Millions)
Universal Life
Excluding Moneyguard	229.4	195.1	184.7	356.9	417.0
Moneyguard	113.5	94.1	107.9	138.4	224.7

Total	342.9	289.3	292.7	495.3	641.6
Variable Universal Life	142.2	218.7	228.6	134.5	79.4
Whole Life	23.9	22.4	26.3	30.3	34.4
Term	45.9	41.9	30.8	32.3	40.2

Total Retail	555.0	572.3	578.4	692.3	795.7
Corporate Owned Life Insurance (COLI)	14.7	87.0	47.3	88.1	125.7

Total	569.7	659.3	625.6	780.4	921.3

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	188.3	200.6	196.1	201.7	230.0
Lincoln Financial Distributors	367.9	444.7	413.0	556.3	625.6
Other*	13.5	14.0	16.6	22.4	65.8

Total by Distribution	569.7	659.3	625.6	780.4	921.3

Life Insurance In-Force (Billions)
Universal Life & Other	109.288	115.872	121.168	126.016	129.623
Term Insurance	85.701	100.130	113.226	127.880	151.717

Total Life Segment In-Force	194.988	216.002	234.394	253.896	281.340

For the Quarter Ended	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
First Year Premiums by Product (Millions)
Universal Life
Excluding Moneyguard	36.1	46.8	36.2	65.7	57.4	63.8	98.0	137.8	84.5	93.8	114.2	124.5
Moneyguard	21.6	23.2	31.3	31.9	29.0	35.1	34.9	39.3	46.3	48.9	58.2	71.4

Total	57.7	70.0	67.4	97.5	86.4	98.9	132.9	177.1	130.8	142.7	172.3	195.9
Variable Universal Life	56.0	52.2	50.1	70.2	39.0	42.4	26.1	27.0	24.4	14.1	16.6	24.4
Whole Life	4.1	5.1	6.7	10.4	5.2	6.4	7.7	11.0	6.5	7.1	8.5	12.3
Term	6.5	7.2	8.1	9.1	8.7	8.1	7.3	8.1	9.1	9.6	10.5	10.9

Total Retail	124.2	134.6	132.4	187.2	139.4	155.8	174.0	223.2	170.7	173.5	208.0	243.5
Corporate Owned Life Insurance (COLI)	7.1	21.0	5.1	14.2	6.9	46.6	7.8	26.8	10.6	61.8	23.7	29.6

Total	131.3	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	38.1	48.2	41.8	68.0	41.5	48.3	46.9	64.9	42.1	48.4	66.9	72.6
Lincoln Financial Distributors	89.1	104.0	90.4	129.5	100.9	151.6	132.7	171.1	131.6	146.6	156.1	191.2
Other*	4.2	3.4	5.2	3.8	3.8	2.6	2.2	13.9	7.5	40.2	8.7	9.4

Total by Distribution	131.3	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1

Insurance In-Force (Billions)
Universal Life & Other	116.747	118.007	119.029	121.168	122.316	123.674	124.085	126.016	126.414	127.276	127.855	129.623
Term Insurance	102.467	105.265	108.723	113.226	117.752	121.076	123.945	127.880	133.251	139.191	145.480	151.717

Total Segment In-Force	219.214	223.272	227.751	234.394	240.068	244.750	248.030	253.896	259.666	266.467	273.335	281.340

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Universal Life-Bal Beg-of-Year	6.259	6.650	6.976	7.508	8.211

Deposits	1.017	0.955	1.043	1.332	1.532
Withdrawals & deaths	(0.452)	(0.426)	(0.319)	(0.426)	(0.437)

Net flows	0.564	0.528	0.724	0.906	1.095
Policyholder assessments	(0.544)	(0.584)	(0.598)	(0.648)	(0.702)
Interest credited	0.370	0.382	0.405	0.428	0.427
Acq of new business/transfers between segments				0.018

Universal Life-Bal End of Year (1)	6.650	6.976	7.508	8.211	9.030

Variable Universal Life-Bal Beg-of-Year	1.200	1.605	1.808	1.746	1.690

Deposits	0.326	0.607	0.584	0.504	0.448
Withdrawals & deaths	(0.099)	(0.132)	(0.251)	(0.193)	(0.208)

Net flows	0.228	0.475	0.332	0.311	0.240
Policyholder assessments	(0.084)	(0.141)	(0.170)	(0.186)	(0.191)
Invest inc & chg in mkt value	0.370	(0.130)	(0.225)	(0.313)	0.457
Acq of new business/transfers between segments	(0.110)			0.132

Variable Universal Life -Bal End-of-Year	1.605	1.808	1.746	1.690	2.195

Interest Sensitive Whole Life - Bal Beg-of-Year	1.784	1.963	2.062	2.123	2.186

Deposits	0.355	0.322	0.307	0.301	0.279
Withdrawals & deaths	(0.162)	(0.168)	(0.200)	(0.199)	(0.236)

Net flows	0.193	0.154	0.107	0.103	0.043
Policyholder assessments	(0.168)	(0.168)	(0.164)	(0.167)	(0.159)
Interest credited	0.109	0.113	0.118	0.127	0.125
Acq of new business/transfers between segments	0.045

Int Sensitive Whole Life-Bal End -of -Year	1.963	2.062	2.123	2.186	2.195

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	9.243	10.217	10.847	11.377	12.086

Deposits	1.698	1.884	1.934	2.138	2.259
Withdrawals & deaths	(0.713)	(0.727)	(0.771)	(0.818)	(0.881)

Net flows	0.985	1.158	1.163	1.320	1.377
Policyholder assessments	(0.795)	(0.893)	(0.931)	(1.002)	(1.053)
Invest inc & change in market value	0.849	0.364	0.299	0.241	1.009
Acq of new business/transfers between segments	(0.065)			0.150

Total Segment -Bal End-of-Year	10.217	10.847	11.377	12.086	13.420

Life Product Spread Information (2)
Interest Sensitive Products
Net Investment Income (3)			7.63%	7.30%	6.97%
Interest Credited			5.86%	5.77%	5.36%

Spread (3)			1.77%	1.53%	1.61%
Traditional Products
Net Investment Income (3)			7.49%	7.42%	6.99%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of December 31, 2001, 2002, 2003, interest sensitive products represented 86%, 87% and 88%, respectively, of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread for interest sensitive products was 0.03% in 2003, 0.04% in 2002, and 0.06% in 2001. The impact for traditional products was 0.06% in 2003, 0.05% in 2002, and 0.13% in 2001.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Universal Life-Bal Beg-of-Quarter	6.976	7.063	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782

Deposits	0.227	0.270	0.233	0.314	0.248	0.364	0.310	0.410	0.316	0.350	0.426	0.440
Withdrawals & deaths	(0.091)	(0.071)	(0.085)	(0.073)	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)

Net flows	0.136	0.199	0.147	0.241	0.150	0.268	0.201	0.286	0.210	0.249	0.309	0.327
Policyholder assessments	(0.147)	(0.147)	(0.150)	(0.153)	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)
Interest credited	0.098	0.100	0.102	0.105	0.104	0.106	0.110	0.108	0.106	0.106	0.108	0.106
Acq of new business/transfers between segments	—	—	—	—	0.018	—	—	—	—	—	—	—

Universal Life-Bal End-of-Quarter (1)	7.063	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782	9.030

Variable Universal Life-Bal Beg of Quarter	1.808	1.633	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991

Deposits	0.136	0.138	0.124	0.186	0.129	0.147	0.102	0.126	0.118	0.114	0.093	0.123
Withdrawals & deaths	(0.049)	(0.060)	(0.055)	(0.088)	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)

Net flows	0.087	0.078	0.069	0.098	0.074	0.090	0.068	0.079	0.082	0.064	0.045	0.049
Policyholder assessments	(0.041)	(0.041)	(0.042)	(0.045)	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)
Invest inc & chg in mkt value	(0.221)	0.096	(0.266)	0.166	0.013	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204
Acq of new business/transfers between segments	—	—	—	—	0.132	—	—	—	—	—	—	—

Variable Universal Life -Bal End-of-Quarter	1.633	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991	2.195

Interest Sensitive Whole Life - Bal Beg-of-Quarter	2.062	2.068	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185

Deposits	0.056	0.069	0.077	0.105	0.063	0.066	0.073	0.100	0.051	0.062	0.067	0.098
Withdrawals & deaths	(0.041)	(0.043)	(0.054)	(0.061)	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)

Net flows	0.014	0.027	0.022	0.044	0.012	0.026	0.027	0.037	0.005	0.012	0.001	0.026
Policyholder assessments	(0.037)	(0.040)	(0.041)	(0.047)	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)
Interest credited	0.028	0.030	0.030	0.030	0.033	0.032	0.031	0.031	0.030	0.032	0.032	0.031
Acq of new business/transfers between segments	—	—	—	—		—	—	—	—	—	—	—

Int Sensitive Whole Life-Bal End-of-Quarter	2.068	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185	2.195

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	10.847	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958
Deposits	0.418	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661
Withdrawals & deaths	(0.181)	(0.173)	(0.195)	(0.222)	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)

Net flows	0.237	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402
Policyholder assessments	(0.225)	(0.228)	(0.232)	(0.246)	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)
Invest inc & change in market value	(0.094)	0.226	(0.134)	0.301	0.151	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341
Acq of new business/transfers between segments	—	—	—	—	0.150	—	—	—	—	—	—	—

Total Segment -Bal End-of-Quarter	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420

Life Product Spread Information (2)
Interest Sensitive Products
Net Investment Income (3)	7.52%	7.60%	7.73%	7.60%	7.47%	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%
Interest Credited	5.86%	5.87%	5.85%	5.90%	5.82%	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%

Spread (3)	1.67%	1.74%	1.89%	1.70%	1.65%	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%
Traditional Products
Net Investment Income (3)	7.27%	7.33%	7.95%	7.51%	7.42%	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of December 31, 2001, 2002 and 2003, interest sensitive products represented 86%, 87% and 88%, respectively, of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread for interest sensitive products was 0.01% in the 4th quarter of 2003, 0.04% in the 3rd quarter of 2003, and 0.02% in the 4th quarter of 2002. The impact for traditional products was 0.10% in the 4th quarter of 2003, 0.13% in the 3rd quarter of 2003, and 0.10% in the 4th quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue

Investment advisory fees - External	248.6	231.6	197.2	183.3	205.0
Investment advisory fees - Insurance Assets	103.0	112.4	105.0	97.7	101.2
Other revenue and fees	106.6	115.9	99.2	87.0	117.9
Net investment income	56.9	57.7	53.6	50.5	49.9
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4
Gains (losses) on derivatives	—	—	—	—	—

Total Revenue	514.9	513.7	451.2	413.1	474.4

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	369.6	424.9	410.2	393.2	414.6
Restructuring Charges	12.5	7.1	0.6	(0.4)	7.1
Taxes, licenses and fees	10.3	11.6	16.8	13.0	10.3

Subtotal	392.4	443.6	427.5	405.8	431.9
Other intangibles amortization	17.7	16.3	10.8	8.2	7.9

Total underwriting, acquisition, insurance and other expenses	410.1	459.9	438.3	414.0	439.8
Goodwill amortization	16.2	16.2	16.2
Interest on notes payable	0.0	0.0	—	—	—

Total Benefits and Expenses	426.3	476.1	454.6	414.0	439.8

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	88.6	37.6	(3.3)	(0.9)	34.6

Federal income taxes	37.0	19.8	5.5	0.5	4.5

Income Before Cumulative Effect of Accounting Change	51.6	17.9	(8.9)	(1.4)	30.2

Cumulative effect of accounting change			(0.1)

Net Income	51.6	17.9	(9.0)	(1.4)	30.2

Less:
Realized gains (losses) on investments	(0.1)	(2.5)	(2.4)	(3.5)	0.3
Gains (losses) on derivatives
Restructuring charges	(9.2)	(4.6)	(0.4)	0.3	(4.6)
Cumulative effect of accounting change			(0.1)

Income from Operations	61.0	25.0	(6.1)	1.8	34.5

Net Income
- before Goodwill Amortization	67.9	34.1	7.3	(1.4)	30.2

-before Goodwill & Intang. Amort.	79.4	44.7	14.3	3.9	35.3

Income from Operations -before
Goodwill Amortization	77.2	41.3	10.1	1.8	34.5

- before Goodwill & Intang. Amort	88.7	51.8	17.1	7.2	39.7

Revenue	514.9	513.7	451.2	413.1	474.4
Less:
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4

Operating Revenue	515.0	517.6	454.9	418.5	474.0

Average Capital (Securities at Cost)	593.7	582.0	557.0	581.2	602.4
Net Income return on average capital	8.7%	3.1%	(1.6)%	(0.2)%	5.0%
Inc. from oper. return on average capital	10.3%	4.3%	(1.1)%	0.3%	5.7%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Revenue
Investment advisory fees - External	49.3	48.0	47.8	42.9	44.7	44.2	49.4	53.2	58.3
Investment advisory fees - Insurance Assets	26.3	25.0	24.3	24.1	24.2	24.1	25.4	25.5	26.2
Other revenue and fees	23.4	23.0	22.0	19.9	22.1	22.0	29.5	29.5	36.9
Net investment income	12.8	12.8	12.7	12.4	12.7	12.1	12.1	13.2	12.5
Realized gains (losses) on investments	(1.1)	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5

Total Revenue	110.8	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	101.3	97.2	100.8	99.4	95.8	95.2	104.4	101.6	113.3
Restructuring charges	0.6			(0.4)				5.3	1.7
Taxes, licenses and fees	3.6	4.6	4.2	1.9	2.4	3.0	2.8	2.4	2.1

Subtotal	105.5	101.8	105.0	100.9	98.2	98.2	107.2	109.3	117.1
Other intangibles amortization	2.3	2.2	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	107.8	103.9	107.0	102.9	100.2	100.2	109.2	111.3	119.1
Goodwill amortization	4.1

Total Benefits and Expenses	111.9	103.9	107.0	102.9	100.2	100.2	109.2	111.3	119.1

Income from Before Federal Income Tax and Cumulative Effect of Accounting Change	(1.1)	3.4	(1.0)	(5.4)	2.0	1.9	7.2	10.3	15.2
Federal income taxes	1.3	1.3	(0.2)	(1.5)	0.9	0.8	2.6	4.0	(3.0)

Income Before Cumulative Effect of Accounting Change	(2.4)	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2

Cumulative effect of accounting change
Net Income	(2.4)	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2

Less:
Realized gains (losses) on investments	(0.7)	(1.0)	(0.4)	(1.2)	(0.9)	(0.3)	0.0	0.1	0.3
Restructuring charges	(0.4)			0.3	0.0			(3.5)	(1.1)
Cumulative effect of accounting changes

Income from Operations	(1.3)	3.1	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0

Net Income -before
Goodwill Amortization	1.7	2.1	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2
Net Income -before
Goodwill & Intang. Amort	3.2	3.5	0.6	(2.6)	2.4	2.4	5.8	7.6	19.5
Income from Operations -before
Goodwill Amortization	2.8	3.1	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0
Income from Operations -before
Goodwill & Intang. Amort	4.2	4.5	1.0	(1.7)	3.4	2.6	5.8	11.0	20.3

Revenue	110.8	107.3	106.1	97.5	102.2	102.1	116.4	121.7	134.3
Less:
Realized gains (losses) on investments	(1.1)	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5
Gains (losses) on derivatives

Operating Revenue	111.8	108.9	106.7	99.3	103.6	102.5	116.3	121.4	133.8

Average Capital (Securities at Cost)	555.4	562.7	587.2	586.3	588.8	597.7	588.6	600.4	623.0
Net Income return on average capital	(1.7)%	1.5%	(0.5)%	(2.6)%	0.8%	0.7%	3.1%	4.2%	11.7%
Income from operations return on average capital	(0.9)%	2.2%	(0.2)%	(2.0)%	1.4%	0.9%	3.1%	6.4%	12.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Retail Fixed - Bal Beg-of-Year	8.218	7.422	6.605	7.118	7.631
Fund Sales	0.991	0.769	0.876	1.218	1.792
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)

Net Flows(1)	(0.367)	(1.007)	0.184	0.192	0.154
Market	(0.429)	0.096	0.330	0.321	0.401
Acquisitions/addition of Assets under Administration(1)		0.094

Balance End-of-Year	7.422	6.605	7.118	7.631	8.186

Retail Equity - Bal Beg-of-Year	22.081	23.384	21.525	17.990	14.917

Fund Sales	3.270	4.116	2.817	4.477	3.791
Redemptions	(4.972)	(4.431)	(2.838)	(3.690)	(2.830)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156

Net Flows(1)	(1.847)	(0.492)	(0.560)	0.614	1.117
Market	3.150	(1.709)	(2.975)	(3.688)	4.854
Acquisitions/addition of Assets under Administration(1)		0.342

Balance at End-of-Year	23.384	21.525	17.990	14.917	20.887

Total Retail - Bal Beg-of-Year	30.299	30.807	28.129	25.108	22.547

Retail Sales-Annuities	1.561	1.782	1.701	2.751	2.151
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116

Total Retail Sales	4.261	4.885	3.693	5.695	5.583
Redemptions	(6.396)	(5.832)	(3.889)	(4.873)	(4.272)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)

Net Flows(1)	(2.214)	(1.500)	(0.375)	0.806	1.271
Market	2.721	(1.613)	(2.646)	(3.366)	5.255
Acquisitions/addition of Assets under Administration(1)		0.435

Balance at End-of-Year	30.807	28.129	25.108	22.547	29.073

Institutional Fixed - Bal Beg-of-Year	6.955	6.936	6.111	5.489	7.237

Inflows	2.001	0.771	0.643	2.281	1.937
Withdrawals/Terminations	(1.700)	(1.973)	(1.229)	(1.146)	(1.226)
Transfers	(0.001)	(0.005)	0.017	0.004	0.005

Net Flows	0.300	(1.207)	(0.569)	1.139	0.716
Market	(0.319)	0.382	(0.053)	0.608	0.447

Balance at End-of-Year	6.936	6.111	5.489	7.237	8.399

Institutional Equity - Bal Beg-of-Year	24.236	23.632	19.114	17.815	16.711

Inflows	5.249	2.730	3.183	2.913	3.922
Withdrawals/Terminations	(7.800)	(7.209)	(2.879)	(1.991)	(2.178)
Transfers	0.012	(0.008)	0.035	0.045	0.018

Net Flows	(2.539)	(4.486)	0.338	0.967	1.762
Market	1.935	(0.031)	(1.637)	(2.071)	6.849

Balance at End-of-Year	23.632	19.114	17.815	16.711	25.322

Total Institutional - Bal Beg-of-Year	31.191	30.568	25.225	23.305	23.948

Inflows	7.250	3.501	3.826	5.194	5.859
Withdrawals/Terminations	(9.500)	(9.182)	(4.109)	(3.137)	(3.404)
Transfers	0.011	(0.013)	0.052	0.050	0.023

Net Flows	(2.239)	(5.693)	(0.231)	2.106	2.478
Market	1.616	0.351	(1.690)	(1.463)	7.296

Balance at End-of-Year	30.568	25.225	23.305	23.948	33.722

Total Retail/Institutional - At End-of-Year	61.375	53.355	48.412	46.495	62.794

Insurance Assets - At End-of-Year	35.934	35.686	38.119	41.104	43.024

Total Assets Under Management At End-of-Year	97.309	89.041	86.531	87.599	105.818

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000.

Net Flows from Assets Under Administration are:	0.018	0.081	0.263	0.195

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Retail Fixed - Bal-Beg-of-Qtr	6.605	6.747	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083

Fund Sales	0.248	0.203	0.207	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456
Redemptions	(0.261)	(0.285)	(0.262)	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)
Net Money Market	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)
Transfers	0.047	(0.002)	0.388	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)

Net Flows	0.043	(0.114)	0.338	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)

Market	0.100	0.131	0.101	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111

Balance at End-of-Qtr	6.747	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186

Retail Equity - Bal-Beg-of-Qtr	21.525	18.255	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961

Fund Sales	0.917	0.681	0.638	0.580	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210
Redemptions	(0.911)	(0.666)	(0.653)	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)
Net Money Market
Transfers	(0.070)	(0.047)	(0.441)	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092

Net Flows	(0.064)	(0.032)	(0.456)	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592
Market	(3.205)	1.532	(3.427)	2.125	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334

Balance at End-of-Qtr	18.255	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887

Total Retail - Bal-Beg-of-Qtr	28.129	25.003	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044

Retail Sales-Annuities	0.540	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562
Retail Sales-Mutual Funds	0.483	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663
Retail Sales-Managed Acct. & Other	0.142	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441

Total Retail Sales	1.165	0.885	0.845	0.798	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666
Redemptions	(1.173)	(0.951)	(0.915)	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)
Net Money Market	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)
Transfers	(0.023)	(0.049)	(0.053)	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004

Net Flows	(0.021)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584
Market	(3.105)	1.663	(3.326)	2.123	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444

Balance at End-of-Qtr	25.003	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073

Institutional Fixed - Bal-Beg-of-Qtr	6.111	5.890	5.809	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077

Inflows	0.310	0.233	0.020	0.080	0.804	0.663	0.530	0.283	0.592	0.126	0.556	0.663
Withdrawals/Terminations	(0.432)	(0.112)	(0.493)	(0.192)	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)
Transfers	0.003	0.010	0.001	0.002	(0.001)	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)

Net Flows	(0.119)	0.131	(0.472)	(0.109)	0.565	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160
Market	(0.102)	(0.212)	0.302	(0.041)	(0.036)	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163

Balance at End-of-Qtr	5.890	5.809	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077	8.399

Institutional Equity - Bal-Beg-of-Qtr	19.114	17.313	18.407	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008

Inflows	0.881	0.823	0.863	0.615	0.672	0.569	0.631	1.040	0.494	0.727	1.386	1.315
Withdrawals/Terminations	(1.199)	(0.501)	(0.555)	(0.624)	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)
Transfers	0.018	(0.008)	0.009	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.005

Net Flows	(0.299)	0.313	0.317	0.007	0.167	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901
Market	(1.502)	0.780	(2.482)	1.567	0.661	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413

Balance at End-of-Qtr	17.313	18.407	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008	25.322

Total Institutional - Bal-Beg-of-Qtr	25.225	23.203	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085

Inflows	1.192	1.056	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978
Withdrawals/Terminations	(1.631)	(0.613)	(1.048)	(0.816)	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)
Transfers	0.022	0.002	0.010	0.018	0.006	0.019	0.017	0.008	0.010	0.005	0.003	0.005

Net Flows	(0.417)	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061
Market	(1.605)	0.568	(2.180)	1.526	0.625	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576

Balance at End-of-Qtr	23.203	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722

Total Retail/Inst - At End-of-Qtr	48.206	50.737	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794

Insurance Assets-End-of-Qtr	36.324	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024

Total Assets Under Management At End-of-Qtr	84.530	86.755	82.295	86.531	87.172	87.218	83.778	87.599	87.848	96.313	98.113	105.818

Net Cash Flows from Assets Under Admin:	0.027	0.013	0.007	0.034	0.090	0.061	0.045	0.068	0.068	0.059	0.038	0.031

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue
Premiums	145.1	148.4	46.1	50.6	62.2
Mortality assessments	27.1	31.4	33.9	32.4	35.7
Expense assessments	182.3	178.1	134.8	105.3	93.9
Other revenue and fees	13.8	2.6	(1.4)	24.9	18.6
Net investment income	75.3	70.3	64.8	62.1	64.1
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)
Gains (losses) on derivatives

Total Revenue	446.6	433.8	290.7	277.2	273.5

Benefits and Expenses
Benefits paid or provided:
Benefits	306.2	178.5	83.4	84.2	98.6
Underwriting, acquisition, insurance and other expenses:
Commissions	54.5	37.7	10.8	6.1	3.8
Operating and administrative expenses	153.0	142.5	82.5	77.0	78.3
Restructuring charges	10.0	99.4		(1.7)

Subtotal	217.4	279.5	93.2	81.4	82.1
Deferral of acquisition costs			(4.2)	(3.4)	(3.5)
DAC amortization			35.9	50.0	42.4

DAC deferral net of amortization	(12.4)	(7.2)	31.7	46.5	39.1
PVIF amortization	28.4	4.7	22.5	30.8	(10.7)
Total underwriting, acquisition, insurance and other expenses	233.5	277.0	147.4	158.7	110.4
Goodwill amortization	7.0	4.0	0.6

Total Benefits and Expenses	546.7	459.6	231.5	242.9	209.0

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(100.1)	(25.7)	59.2	34.3	64.5

Federal income taxes	(81.8)	(10.6)	(7.6)	(3.4)	21.6

Income Before Cumulative Effect of Accounting Change	(18.2)	(15.1)	66.8	37.7	42.9

Cumulative effect of accounting change
Net Income	(18.2)	(15.1)	66.8	37.7	42.9

Less:
Realized gains (losses) on investments	2.1	2.3	8.7	1.3	(0.7)
Restructuring charges	(6.5)	(76.5)		1.7
Cumulative effect of accounting change

Income from Operations	(13.9)	59.2	58.1	34.6	43.6

Effective tax rate on Income from Operations	85.1%	15.9%	(24.2)%	(12.8)%	33.4%

Revenue	446.6	433.8	290.7	277.2	273.5

Less:
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)
Gains(losses) on derivatives

Operating Revenue	443.6	430.6	278.2	275.4	274.5

Average capital	520.4	494.0	593.8	549.9	521.6
Net Income return on average capital	(3.5)%	(3.1)%	11.3%	6.9%	8.2%
Income from operations return on average capital	(2.7)%	12.0%	9.8%	6.3%	8.4%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			635.0	587.3	597.6
Deferral			4.2	3.4	3.5
Amortization			(35.9)	(50.0)	(42.4)

Included in Total Benefits and Expenses			(31.7)	(46.5)	(39.0)
Foreign currency translation adjustment			(16.0)	56.8	62.0

Balance at end-of-year			587.3	597.6	620.7

Roll Forward of Present Value of In-Force

Balance at beginning-of-year			273.6	244.0	237.3
Amortization			(22.5)	(30.8)	10.7
Foreign currency translation adjustment			(7.0)	24.1	26.7

Balance at end-of-year			244.0	237.3	274.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003

Revenue
Premiums	11.9	12.1	12.1	12.4	14.2	12.7	13.8	16.5	19.3
Mortality assessments	7.1	6.5	8.3	8.7	8.9	9.1	9.2	8.7	8.7
Expense assessments	24.1	25.3	27.8	29.4	22.8	21.6	24.5	23.2	24.6
Other revenue and fees	(9.2)	(0.2)	12.5	24.5	(11.9)	10.3	(3.9)	2.6	9.6
Net investment income	15.2	14.7	15.3	15.6	16.6	15.2	16.7	16.0	16.2
Realized gains (losses) on investments	4.3	(5.1)	4.5	1.2	1.2			0.3	(1.3)
Gains (losses) on derivatives

Total Revenue	53.4	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1

Benefits and Expenses
Benefits paid or provided:
Benefits	20.8	18.3	19.0	23.8	23.1	18.2	24.3	22.7	33.3
Underwriting, acquisition, insurance and other expenses:
Commissions	1.9	1.3	1.9	1.6	1.3	1.1	0.8	1.0	0.8
Operating and administrative expenses	24.7	17.3	18.9	20.2	20.6	18.3	20.5	19.6	20.0

Restructuring charges					(1.7)
Subtotal	26.6	18.6	20.9	21.8	20.2	19.4	21.3	20.6	20.8
Deferral of acquisition costs	(0.9)	(0.9)	(1.0)	(0.9)	(0.6)	(0.8)	(0.8)	(0.2)	(1.6)
DAC amortization	(3.8)	6.7	20.9	33.8	(11.5)	18.6	1.9	7.3	14.7

DAC deferral net of amortization	(4.8)	5.8	19.9	33.0	(12.1)	17.7	1.2	7.1	13.1
PVIF amortization	5.6	0.7	11.7	12.8	5.5	3.0	(5.7)	(0.7)	(7.3)
Total underwriting, acquisition, insurance and other expenses	27.4	25.0	52.5	67.6	13.6	40.1	16.8	27.0	26.6
Goodwill amortization	0.2

Total Benefits and Expenses	48.4	43.3	71.5	91.4	36.7	58.3	41.1	49.6	59.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	5.1	9.8	9.0	0.4	15.1	10.6	19.1	17.6	17.2
Federal income taxes	(16.9)	(0.5)	(0.3)	0.2	(2.8)	3.8	6.6	6.1	5.1

Income Before Cumulative Effect of Accounting Change	22.0	10.3	9.3	0.2	17.9	6.8	12.4	11.5	12.2

Cumulative effect of accounting change

Net Income	22.0	10.3	9.3	0.2	17.9	6.8	12.4	11.5	12.2

Less:
Realized gains (losses) on investments	3.0	(3.6)	3.2	0.9	0.8			0.2	(0.9)
Restructuring charges					1.7
Cumulative effect of accounting change

Income from Operations	19.0	13.8	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0

Effective tax rate on Income from Operations	(2,417.1)%	7.2%	(37.0)%	25.4%	(26.1)%	35.5%	34.7%	35.0%	29.5%
Revenue	53.4	53.2	80.5	91.8	51.8	68.9	60.2	67.3	77.1
Less:
Realized gains (losses) on investments	4.3	(5.1)	4.5	1.2	1.2			0.3	(1.3)

Operating Revenue	49.1	58.3	75.9	90.6	50.6	68.9	60.2	67.0	78.4

Average capital	596.3	585.2	544.9	525.3	544.0	539.2	494.4	512.5	540.2
Net Income return on average capital	14.7%	7.0%	6.8%	0.2%	13.2%	5.1%	10.1%	9.0%	9.0%
Income from operations return on average capital	12.7%	9.5%	4.5%	(0.5)%	11.3%	5.1%	10.1%	8.8%	9.7%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year	589.7	587.3	569.4	591.0	571.8	597.6	569.1	595.1	590.9
Deferral	0.9	0.9	1.0	0.9	0.6	0.8	0.8	0.2	1.6
Amortization	3.8	(6.7)	(20.9)	(33.8)	11.5	(18.6)	(1.9)	(7.3)	(14.7)

Included in Total Benefits and Expenses	4.8	(5.8)	(19.9)	(33.0)	12.1	(17.7)	(1.1)	(7.1)	(13.1)
Foreign currency translation adjustment	(7.2)	(12.2)	41.6	13.8	13.7	(10.8)	27.2	2.8	42.8

Balance at end-of-year	587.3	569.4	591.0	571.8	597.6	569.1	595.1	590.9	620.7

Roll Forward of Present Value of In-Force

Balance at beginning-of-year	252.8	244.0	238.3	243.9	236.8	237.4	230.1	247.0	249.0

Amortization	(5.6)	(0.7)	(11.7)	(12.8)	(5.5)	(3.0)	5.7	0.7	7.3
Foreign currency translation adjustment	(3.2)	(5.1)	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4

Balance at end-of-year	244.0	238.3	243.9	236.8	237.4	230.1	247.0	249.0	274.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31								1999	2000	2001	2002	2003

Unit Linked Assets - Beg-of-Year (Billions)								6.265	7.220	6.441	5.607	5.079

Deposits								0.537	0.554	0.481	0.453	0.392
Withdrawals (incl. chgs) & Deaths								(0.566)	(0.644)	(0.529)	(0.519)	(0.614)

Net Flows								(0.029)	(0.090)	(0.048)	(0.066)	(0.222)
Inv Inc & Chg in Mkt Val								1.154	(0.154)	(0.617)	(1.004)	0.918
Foreign Currency Adjustment								(0.170)	(0.536)	(0.169)	0.542	0.616

Unit Linked Assets - End-of-Year								7.220	6.441	5.607	5.079	6.390

Individual Life In-force (Billions)								25.698	24.290	20.878	18.896	20.393

Exchange Rate - Dollars to Pounds
For-the-Period								1.617	1.518	1.441	1.503	1.638
End-of-Period								1.615	1.493	1.456	1.610	1.786

For the Quarter Ended	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003

Unit Linked Assets
Balance-Beg-of-Quarter (Billions)	6.441	5.677	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692

Deposits	0.132	0.111	0.128	0.111	0.114	0.115	0.119	0.104	0.094	0.090	0.113	0.095
Withdrawals (incl. chgs) & Deaths	(0.147)	(0.131)	(0.136)	(0.115)	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)

Net Flows	(0.015)	(0.020)	(0.009)	(0.004)	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)
Inv Inc & Chg in Mkt Val	(0.421)	0.115	(0.768)	0.457	0.141	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348
Foreign Currency Adjustment	(0.328)	(0.004)	0.226	(0.063)	(0.117)	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427

Unit Linked Assets - End-of-Quarter	5.677	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692	6.390

Individual Life In-force (Billions)	21.894	21.519	21.299	20.878	20.010	20.401	19.815	18.896	18.512	19.138	19.258	20.393

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.455	1.421	1.442	1.448	1.423	1.464	1.555	1.570	1.605	1.618	1.615	1.714
End-of-Quarter	1.416	1.415	1.474	1.456	1.426	1.532	1.569	1.610	1.580	1.656	1.664	1.786

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Revenue	1,966.0	1,946.9	1,827.3	372.4	575.8
Less:
Realized gains (losses) on investments	14.4	(5.0)	8.2	25.6	(7.1)
Gains (losses) on derivatives			(9.7)	0.9	7.6
Gain (loss) on reinsurance derivative/trading account securities					1.9
Amortization of deferred gain-reserve development				(0.8)	3.6
Gain on sale of reinsurance subsidiaries			12.8	(8.3)
Mark-to-market adjustment on reclassification from AFS to trading account securities					285.5

Operating Revenue	1,951.6	1,951.9	1,815.9	355.0	284.2

Operating Revenue by Source:
Lincoln Financial Advisors	317.0	377.5	360.7	318.0	316.9
Lincoln Financial Distributors	107.5	119.9	113.4	127.3	140.9

Total Distribution	424.4	497.4	474.0	445.4	457.8
Reinsurance	1,824.1	1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*			20.4	75.2	72.3
Other [Including Consolidating Adjustments]	(296.9)	(316.0)	(377.9)	(165.6)	(245.8)

Total Operating Revenue	1,951.6	1,951.9	1,815.9	355.0	284.2

Income (Loss)

Net Loss	(76.1)	(18.2)	(6.6)	(247.3)	(113.7)
Less:
Restructuring charges	(3.2)	1.0	(19.5)	1.1	(4.7)
Realized gains (losses) on investments	10.2	(3.2)	5.9	16.7	(4.7)
Gains (losses) on derivatives			(6.3)	0.6	5.0
Net gain (loss) on reinsurance derivative/trading account securities					1.3
Gain on sale of reinsurance subsidiaries			15.0	(9.4)
Reserve development/ amortization of deferred gain				(199.1)	(18.5)
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities					185.6
Cumulative effect of accounting changes			(2.7)		(192.2)

Operating Income (Loss)	(83.1)	(16.0)	1.0	(57.2)	(81.8)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors	(20.8)	(15.4)	(20.1)	(31.4)	(33.2)
Lincoln Financial Distributors	(14.0)	(19.6)	(33.2)	(35.2)	(33.4)

Total Distribution	(34.8)	(35.0)	(53.3)	(66.6)	(66.6)
Reinsurance	40.1	122.5	128.8
Amortization of deferred gain on indemnity reinsurance*			12.9	48.9	47.0
LNC Financing	(83.5)	(84.9)	(77.9)	(43.0)	(56.7)
Other Corporate	(5.0)	(18.6)	(9.5)	3.5	(5.4)

Income (Loss) from Operations	(83.1)	(16.0)	1.0	(57.2)	(81.8)

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Revenue	367.4	88.5	88.5	91.8	103.6	73.0	76.1	74.8	351.9
Less:
Realized gains (losses) on investments	29.5	(4.9)	(3.8)	33.2	1.2	0.4	(0.2)	(7.6)	0.3
Gains (losses) on derivatives	(9.7)	0.1	(0.1)	0.6	0.3	(0.4)	0.2	7.7	0.2
Gain (loss) on reinsurance derivative/trading account securities									1.9
Amort. of deferred gain-reserve development				(1.4)	0.5	(0.2)	(0.2)	3.7	0.3
Gain on sale of reinsurance subsidiaries	12.8				(8.3)
Mark-to-market adjustment on reclassification from AFS to trading account securities									285.5

Operating Revenue	334.7	93.3	92.4	59.4	109.8	73.3	76.3	70.9	63.7

Operating Revenue by Source:
Lincoln Financial Advisors	116.7	75.9	78.1	74.4	89.6	69.4	75.3	76.7	95.5
Lincoln Financial Distributors	35.0	29.4	29.3	31.8	36.9	35.4	29.4	32.2	43.9

Total Distribution	151.7	105.3	107.4	106.2	126.5	104.8	104.6	108.9	139.5
Reinsurance	265.6
Amortization of deferred gain on indemnity reinsurance*	20.4	24.1	22.1	22.1	6.9	18.4	18.2	18.3	17.4
Other [Including Consolidating Adjustments]	(102.9)	(36.0)	(37.1)	(68.9)	(23.6)	(49.9)	(46.6)	(56.2)	(93.1)

Total Operating Revenue	334.7	93.3	92.4	59.4	109.8	73.3	76.3	70.9	63.7

Income (Loss)

Net Income (Loss)	33.2	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)
Less:
Restructuring charges	(18.3)			1.1	0.0			(2.4)	(2.4)
Realized gains (losses) on investments	19.7	(3.3)	(2.4)	21.6	0.8	0.5	(0.4)	(4.9)	0.1
Gains (losses) on derivatives	(6.3)	0.1	(0.1)	0.4	0.2	(0.5)	0.4	5.0	0.1
Net gain (loss) on reinsurance derivative/trading account securities									1.3
Gain on sale of reinsurance subsidiaries	15.0				(9.4)
Reserve development/ amortization of deferred gain			(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2
Loss on early retirement of subordinated debt								(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities									185.6
Cumulative effect - reinsurance embedded derivative acctg.									(192.2)

Income (Loss) from Operations	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)

Income from Operations by Source:
Lincoln Financial Advisors	6.4	(10.1)	(8.7)	(8.9)	(3.7)	(10.4)	(7.4)	(7.4)	(8.0)
Lincoln Financial Distributors	(5.1)	(6.6)	(7.6)	(13.1)	(8.0)	(8.1)	(10.7)	(7.5)	(7.1)

Total Distribution	1.3	(16.6)	(16.3)	(22.0)	(11.7)	(18.4)	(18.1)	(15.0)	(15.1)
Reinsurance	30.7
Amortization of deferred gain on indemnity reinsurance*	12.9	15.7	14.4	14.4	4.5	11.9	11.9	11.9	11.3
LNC Financing	(14.7)	(8.2)	(10.2)	(11.0)	(13.5)	(15.3)	(14.4)	(13.3)	(13.7)
Other Corporate	(7.1)	(4.4)	3.2	(0.2)	4.9	0.3	(0.8)	(1.5)	(3.4)

Income(Loss) from Operations	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	2.563	2.074	3.342	3.672	3.125
Lincoln Retirement - Variable Annuities	2.553	3.165	3.067	2.743	3.119
Lincoln Retirement - Life Insurance	0.017	0.014	0.012
Life Insurance Segment - Life Insurance	1.698	1.884	1.934	2.138	2.259
Inv Mgmt - Annuities	1.561	1.782	1.701	2.751	2.151
Inv Mgmt - Mutual Funds(1)	2.151	2.577	1.523	1.829	2.315
Inv Mgmt - Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116
Consolidating Adjustments	(0.499)	(0.765)	(0.608)	(1.576)	(0.864)

Total Gross Retail Deposits	10.593	11.256	11.439	12.671	13.222

Investment Management Segment- Instit.	7.250	3.501	3.826	5.194	5.859
Consolidating Adjustments		(0.152)	(0.207)	(0.232)	(0.150)

Total Gross Deposits	17.843	14.605	15.058	17.634	18.931

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	16.791	15.394	16.491	18.085	18.868
Lincoln Retirement - Variable Annuities	41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance	0.155	0.160	0.149
Life Insurance Segment - Life Insurance	10.217	10.847	11.377	12.086	13.420
Inv Mgmt - Annuities	15.557	13.527	11.835	9.981	12.691
Inv Mgmt - Mutual Funds(1)	13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other	1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments	(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances	90.289	86.200	81.088	75.033	90.593

Investment Management Segment- Instit.	30.568	25.225	23.305	23.948	33.722
Consolidating Adjustments	(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances	119.843	109.991	103.181	98.057	123.132

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	0.560	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792
Lincoln Retirement - Variable Annuities	0.887	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087
Lincoln Retirement - Life Insurance	0.003	0.004	0.003	0.002
Life Insurance Segment - Life Insurance	0.418	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661
Inv Mgmt - Annuities	0.540	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562
Inv Mgmt - Mutual Funds(1)	0.483	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663
Inv Mgmt - Managed Acct. & Other	0.142	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441
Consolidating Adjustments	(0.146)	(0.110)	(0.193)	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)

Total Gross Retail Deposits	2.886	2.627	2.669	3.258	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012

Investment Management Segment- Instit.	1.192	1.056	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978
Consolidating Adjustments	(0.067)	(0.037)	(0.069)	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)

Total Gross Deposits	4.011	3.646	3.483	3.918	4.505	4.403	4.328	4.398	3.913	3.788	5.288	5.943

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	15.430	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868
Lincoln Retirement - Variable Annuities	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786
Lincoln Retirement - Life Insurance	0.147	0.157	0.134	0.149
Life Insurance Segment - Life Insurance	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420
Inv Mgmt - Annuities	11.822	12.532	10.714	11.835	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691
Inv Mgmt - Mutual Funds(1)	11.528	12.214	10.727	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614
Inv Mgmt - Managed Acct. & Other	1.653	1.774	1.635	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768
Consolidating Adjustments	(6.601)	(7.092)	(6.002)	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)

Total Retail Account Balance	79.477	83.163	74.705	81.088	82.051	77.654	71.597	75.034	74.546	81.283	83.787	90.593

Investment Management Segment - Instit.	23.203	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722
Consolidating Adjustments	(1.197)	(1.300)	(1.066)	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)

Total Account Balance	101.483	106.080	95.520	103.181	105.527	101.573	92.874	98.058	97.140	107.595	111.828	123.132

Total Domestic Net Flows

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003
For the Year
Lincoln Retirement	(1.165)	(2.874)	0.105	0.453	1.007
Life Insurance Segment	0.985	1.158	1.163	1.320	1.377
Investment Management Segment - Retail(1)	(2.214)	(1.500)	(0.375)	0.806	1.271
Consolidating Adjustments	1.276	1.022	0.035	(0.082)	0.064

Total Retail Net Flows	(1.118)	(2.194)	0.927	2.496	3.719

Investment Management Segment - Institutional	(2.239)	(5.693)	(0.231)	2.106	2.478
Consolidating Adjustments		0.035	(0.015)	0.005	(0.002)

Total Net Flows	(3.357)	(7.853)	0.681	4.608	6.195

	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
For the Quarter
Lincoln Retirement	(0.590)	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536
Life Insurance Segment	0.237	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402
Investment Management Segment-Retail(1)	(0.021)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584
Consolidating Adjustments	0.163	0.042	(0.002)	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)

Total Retail Net Flows	(0.211)	0.004	0.380	0.754	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464

Investment Management Segment-Instit.	(0.417)	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061
Consolidating Adjustments	(0.020)	0.018	(0.030)	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)

Total Net Flows	(0.648)	0.467	0.195	0.667	1.176	1.166	0.901	1.364	0.868	1.021	1.799	2.508

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on page 26.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data - Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31								1999	2000	2001	2002	2003

Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale								27.689	27.450	28.346	32.767	32.769
Equity securities - available for sale								0.604	0.550	0.470	0.337	0.199
Trading accounts												3.120
Other investments								7.286	7.369	7.297	6.895	6.689

Total LNC Investments(1)								35.578	35.369	36.113	40.000	42.778
Separate accounts								53.654	50.580	44.833	36.178	46.565
Cash and invested cash								1.896	1.927	3.095	1.691	1.575
Discontinued operations

Total LNC								91.128	87.876	84.042	77.869	90.917

Non-affiliate assets managed								49.314	41.861	38.421	38.052	49.587

Total Assets Managed								140.443	129.737	122.463	115.921	140.505

Assets Managed by Advisor
Investment Management segment (1)
(See page 27 for additional detail)								61.375	53.355	48.412	46.495	62.794
DLIA-Corp (Assets managed internally-see page 27)								35.934	35.686	38.119	41.104	43.024
Lincoln (UK)								8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)								1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates								32.653	30.862	27.145	20.026	25.095

Total Assets Managed								140.443	129.737	122.463	115.921	140.505

For the Quarter Ended	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	27.811	27.874	28.932	28.346	28.841	29.725	32.037	32.767	33.887	35.355	35.384	32.769
Equity securities - available for sale	0.560	0.534	0.478	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199
Trading accounts												3.120
Other investments	7.374	7.388	7.379	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689

Total LNC Investments(1)	35.744	35.796	36.788	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778
Separate accounts	44.506	47.140	39.480	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565
Cash and invested cash	2.015	1.502	1.996	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.575

Total LNC	82.266	84.438	78.264	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	90.917

Non-affiliate assets managed	38.416	40.109	35.889	38.421	39.853	39.531	35.650	38.052	37.501	42.917	45.176	49.587

Total Assets Managed	120.682	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.505

Assets Managed by Advisor
Investment Management
segment(1) (See page 27 for additional detail)	48.206	50.737	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794
DLIA-Corp (Assets managed internally-see page 27)	36.324	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024
Lincoln (UK)	7.012	7.027	6.474	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668
Policy Loans (within business units)	1.947	1.947	1.943	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924
Non-LNC Affiliates	27.193	28.818	23.442	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.095

Total Assets Managed	120.682	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.505

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on page 26.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31					1999	2000	2001	2002	2003

Net Investment Income

Fixed maturity AFS securities					2,232.9	2,148.7	2,121.0	2,117.0	2,113.2
Equity AFS securities					20.1	19.5	17.6	15.4	12.3
Trading securities									46.5
Mortgage loans on real estate					369.2	373.8	374.5	356.8	338.3
Real estate					64.1	51.8	49.5	47.4	43.9
Policy loans					116.5	125.0	125.3	134.5	123.2
Invested cash					110.3	87.2	68.4	37.6	7.8
Other investments					51.8	66.8	69.4	16.3	48.8

Investment revenue					2,964.8	2,872.8	2,825.9	2,725.0	2,734.0
Investment expense					(122.4)	(88.7)	(117.1)	(93.1)	(95.4)

Net Investment Income					2,842.5	2,784.1	2,708.7	2,631.9	2,638.5

Gross-up of Tax Exempt Income					8.1	7.8	7.2	7.5	7.7

Adjusted Net Invest Income					2,850.5	2,791.9	2,715.9	2,639.4	2,646.2

Mean Invested Assets (Amortized Cost)					39,027.5	37,471.3	37,616.9	38,828.5	41,037.2

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets					7.30%	7.45%	7.22%	6.80%	6.45%

Investment Gains (Losses)

Realized Gains (Losses) on Investments					3.8	(17.5)	(68.7)	(177.2)	(11.0)
Gains (Losses) on Derivatives							(4.9)	0.8	(1.6)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)					(1,018.1)	477.7	183.7	557.6	39.8
Incr (Decr) on Derivatives							21.4	24.4	(6.3)

Securities Available-for-Sale [Billions of Dollars]
Fixed Maturity Sec (Fair Value)					27.689	27.450	28.346	32.767	35.887
Fixed Maturity Sec (Amortized Cost)					28.357	27.373	27.956	31.103	33.743

Equity Securities (Fair Value)					0.604	0.550	0.470	0.337	0.201
Equity Securities (Amortized Cost)					0.481	0.458	0.444	0.334	0.177

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA					22.8%	22.1%	17.2%	20.1%	22.8%
AA or better					29.8%	29.2%	23.6%	25.8%	29.3%
BB or less					8.0%	6.7%	8.3%	6.6%	6.8%

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003

Net Investment Income

Fixed maturity AFS securities	530.1	522.5	523.8	533.6	537.0	542.3	546.8	536.6	487.5
Equity AFS securities	5.1	3.4	4.3	2.7	5.1	2.8	2.9	3.9	2.7
Trading securities									46.5
Mortgage loans on real estate	92.4	89.5	90.2	90.8	86.4	81.6	84.3	94.5	77.9
Real estate	10.9	12.3	11.9	10.0	13.2	10.7	10.0	10.0	13.2
Policy loans	31.6	30.2	31.1	31.1	42.0	30.9	30.6	30.9	30.8
Invested cash	11.3	12.4	9.1	7.9	8.2	4.5	(1.7)	3.2	1.7
Other investments	3.5	7.8	9.8	(1.2)	(0.1)	8.2	10.7	8.9	20.9

Investment revenue	684.8	678.1	680.2	675.0	691.7	681.0	683.5	688.2	681.3
Investment expense	(31.8)	(23.3)	(22.8)	(22.7)	(24.4)	(26.3)	(23.3)	(23.8)	(22.1)

Net Investment Income	653.1	654.8	657.4	652.4	667.3	654.6	660.2	664.4	659.2

Gross-up of Tax Exempt Income	2.1	1.5	2.0	1.5	2.6	1.7	1.8	2.3	1.8

Adjusted Net Invest Income	655.2	656.3	659.4	653.9	669.9	656.4	662.0	666.8	661.0

Mean Invested Assets (Amortized Cost)	38,449.3	38,169.9	38,235.5	39,175.8	39,733.1	40,342.2	40,966.9	41,597.9	41,976.5
Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.82%	6.88%	6.90%	6.68%	6.74%	6.51%	6.46%	6.41%	6.30%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	(20.0)	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0
Gains (Losses) on Derivatives	(4.6)	0.1	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)
Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(52.2)	(163.9)	293.8	491.9	(64.3)	118.7	245.9	(313.4)	(11.4)
Incr (Decr) on Derivatives	1.2	1.2		4.6	1.0	(3.4)	3.8	(5.6)	(1.1)
Securities Available-for-Sale [Billions of Dollars]
Fixed Maturity Sec (Fair Value)	28.346	28.841	29.725	32.037	32.767	33.887	35.355	35.384	35.887
Fixed Maturity Sec (Amortized Cost)	27.956	27.801	28.335	30.431	31.103	31.905	32.257	32.896	33.743
Equity Securities (Fair Value)	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.201
Equity Securities (Amortized Cost)	0.444	0.398	0.374	0.374	0.334	0.247	0.244	0.223	0.177

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	17.2%	17.8%	18.2%	20.0%	20.1%	20.3%	19.5%	20.4%	22.8%
AA or better	23.6%	24.7%	25.0%	26.7%	25.8%	25.8%	25.1%	26.4%	29.3%
BB or less	8.3%	7.5%	6.4%	6.6%	6.6%	6.6%	6.6%	6.9%	6.8%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Common Stock [1]

Highest Price	24.125	22.188	26.875	28.500	39.063	49.438	57.500	56.375	52.750	53.650	41.320
Lowest Price	17.344	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730
Closing Price	21.750	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370

Dividend Payout Ratio [2]	52.6%	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%
Yield [3]	3.8%	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%

Preferred Stock Dividend (Millions)	17.212	17.119	8.644	0.112	0.106	0.100	0.089	0.078	0.071	0.061	0.057

Debt: (End of Period)

Senior Debt Ratings
A.M. Best								a	a	a	a-
Fitch	AA-	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A
Moody’s	A2	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3
Standard and Poors	A+	A+	A	A	A	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:

Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
Lincoln Life - Fitch	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA
Lincoln Life - Moody’s	A1	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
First Penn - Fitch					AA+	AA+	AA+	AA	AA	AA	AA
First Penn - Moody’s					A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*				A+	A+	A	A	A	A	A+	A+
LLA of New York - Fitch*					AA+	AA+	AA+	AA	AA	AA	AA
LLA of New York - Moody’s				A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	21.1%	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%
Debt to Equity [4]	26.7%	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%

For the Quarter Ended	Mar 2001	Jun 2001	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
Common Stock:
Highest Price	48.250	52.300	52.750	49.450	53.650	52.540	42.080	35.950	35.700	37.500	38.640	41.320
Lowest Price	38.000	41.280	41.000	40.000	47.200	40.750	29.120	25.150	24.730	27.870	34.630	35.410

Closing Price	42.470	51.750	46.630	48.570	50.730	42.000	30.550	31.580	28.000	35.630	35.380	40.370

Yield [3]	2.9%	2.4%	2.6%	2.6%	2.5%	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%

Preferred Stock Dividend (Millions)	0.019	0.018	0.017	0.017	0.016	0.015	0.015	0.015	0.014	0.016	0.014	0.013

Debt: (End of Period)

Senior Debt Ratings

A.M. Best	a	a	a	a	a	a	a	a	a	a	a	a-

Fitch	A+	A+	A+	A+	A+	A+	A	A	A	A	A	A

Moody’s	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3

Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A	A	A	A	A	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A	A	A	A	A	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A	A	A	A	A	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	22.1%	21.1%	21.0%	21.3%	22.5%	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%
Debt to Equity [4]	28.4%	26.7%	26.6%	27.0%	29.1%	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%

*	Rating based on affiliation with Lincoln Life
[1]	Stock prices include 2-for-1 splits in June 1993 and June 1999
[2]	Indicated dividend divided by net income
[3]	Indicated dividend divided by the closing price
[4]	Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.